UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

JAGUAR HEALTH, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

200 Pine Street, Suite 400, San Francisco, CA 94104

Tel: 415.371.8300 • Fax: 415.371.8311

https://jaguar.health

September [ ], 2026

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Jaguar Health, Inc. (the “Company”) to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, October 23, 2026, at 5:00 a.m., local time.

At the Special Meeting you will be asked to: (i) approve, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance of shares of our voting common stock, par value $0.0001 per share (the “Common Stock”) issuable upon exchange of shares of Series Q Perpetual Preferred Stock, par value $0.0001 per share (the “Series Q Preferred Stock”) issued to certain accredited investors; (ii) approve, for purposes of Rule 5635(d), the repricing of certain warrants issued to investors to purchase an aggregate of up to 4,052 shares of Common Stock with exercise prices ranging from $525.00 to $3,996.60 per share (the “Investor Warrants”), so that each of the Investor Warrants has a new exercise price equal to $1.00 per share, which Investor Warrants when exercised will also entitle such investors to receive up to 45,511 shares of Common Stock from the Series O Preferred Stock Dividend (as defined hereunder); (iii) approve an amendment and restatement of the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026; (iv) approve the adoption of an amendment (the “Thirteenth Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), to effect, if approved and effected at all, a reverse stock split of the Company’s issued and outstanding shares of Common Stock at a ratio not less than 1-for-2 and not greater than 1-for-150, the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split”); (v) approve an amendment to that certain common stock purchase agreement, dated June 9, 2026, entered into by and between the Company and an accredited investor, C/M Capital Master Fund, LP (“C/M Capital”) (the “ELOC Agreement”), to reduce the Floor Price (as defined in the ELOC Agreement) from $16.50 per share to $[  ] per share; (vi) approve, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of Common Stock to Joshua Mailman (“Mr. Mailman”) and his Affiliates (as defined hereunder) issuable upon full exercise of certain common warrants and pre-funded warrants to purchase our Common Stock issued to Mr. Mailman and his Affiliates; and (vii) approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve proposals (i), (ii), (iii), (vi), (v) and (vi).

It is important that your shares be represented and voted whether or not you plan to attend the Special Meeting in person. You may submit a proxy to have your shares voted on the Internet, by telephone or by completing and mailing a proxy card or voting instruction form. Submission of proxies over the Internet, by telephone or by mail will ensure your shares are represented at the Special Meeting. If you do attend the Special Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

Sincerely,

Lisa A. Conte
Chief Executive Officer & President

JAGUAR HEALTH, INC.

200 Pine Street

Suite 400

San Francisco, CA 94104

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held October 23, 2026

NOTICE HEREBY IS GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Jaguar Health, Inc. (the “Company”) will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, October 23, 2026, at 5:00 a.m., local time, for the following purposes:

1. Approving, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock issuable upon exchange of shares of our Series Q Perpetual Preferred Stock, par value $0.0001 per share (the “Series Q Preferred Stock”) issued to certain accredited investors (Proposal 1);

2. Approving, for purposes of Rule 5635(d), the repricing of certain warrants issued to investors to purchase an aggregate of up to 4,052 shares of our Common Stock with exercise prices ranging from $525.00 to $3,996.60 per share (the “Investor Warrants”), so that each of the Investor Warrants has a new exercise price equal to $1.00 per share, which Investor Warrants when exercised will also entitle such investors to receive up to 45,511 shares of Common Stock from the Series O Preferred Stock Dividend (Proposal 2);

3. Approving an amendment and restatement of the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026 (Proposal 3);

4. Approving the adoption of an amendment (the “Thirteenth Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), to effect, if approved and effected at all, a reverse stock split of the Company’s issued and outstanding shares of Common Stock at a ratio not less than 1-for-2 and not greater than 1-for-150, the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split”) (Proposal 4);

5. Approving an amendment to that certain common stock purchase agreement, dated June 9, 2026, entered into by and between the Company and an accredited investor, C/M Capital Master Fund, LP (“C/M Capital”) (the “ELOC Agreement”), to reduce the Floor Price (as defined in the ELOC Agreement) from $16.50 per share to $[  ] per share;

6. Approving, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of Common Stock to Joshua Mailman (“Mr. Mailman”) and his Affiliates (as defined hereunder) issuable upon full exercise of certain common warrants and pre-funded warrants to purchase our Common Stock issued to Mr. Mailman and his Affiliates; and

7. Approving a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2, 3, 4, 5 and 6 (Proposal 7).

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on September 15, 2026 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors.

Lisa A. Conte
Chief Executive Officer & President

San Francisco, California

September [ ], 2026

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on September 15, 2026 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof. If you have questions concerning the proposals in the Proxy Statement, would like additional copies of the Proxy Statement or need help in voting your shares of Common Stock, please contact our proxy solicitor Georgeson LLC at 866-821-0284.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Friday, October 23, 2026. The proxy materials are available at

https://jaguarhealth.gcs-web.com/financial-information/annual-reports

PLEASE CAREFULLY READ THE PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT PROXIES TO HAVE YOUR SHARES VOTED ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU SUBMITTED A PROXY BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE (AS DESCRIBED BELOW).

JAGUAR HEALTH, INC.

200 Pine Street

Suite 400

San Francisco, CA 94104

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

To Be Held October 23, 2026

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our board of directors to be voted at a Special Meeting of Stockholders (the “Special Meeting”) and at any adjournment or postponement thereof. The Special Meeting will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, October 23, 2026, at 5:00 a.m., local time.

When used in this Proxy Statement, the terms the “Company,” “we,” “us,” “our” and “Jaguar” refer to Jaguar Health, Inc.

The Securities and Exchange Commission (“SEC”) rules require us to deliver our proxy materials by mail to all of our stockholders of record as of September 15, 2026 (the “Record Date”) entitled to vote at the Special Meeting. Our proxy materials include the Notice of Special Meeting of Stockholders, this Proxy Statement and the form of proxy card or voting instruction form, and we will mail these proxy materials to stockholders entitled to vote at the meeting on or about October [ ], 2026. Pursuant to rules adopted by the SEC, the Company is also providing access to its proxy materials over the Internet. All stockholders will have the ability to access the proxy materials at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.

The date on which the Notice of Special Meeting of Stockholders, this Proxy Statement, and the form of proxy card or voting instruction form are first being sent or given to stockholders is on or about October [ ], 2026.

GENERAL INFORMATION ABOUT VOTING

Record Date

As of September 15, 2026, the record date for the Special Meeting (the “Record Date”), 7,802,102 shares of our voting common stock, par value $0.0001 per share (the “Common Stock”) (or approximately 520,140 shares of Common Stock after giving effect to the 1-for-15 reverse stock split that took effect on September 17, 2026 (the “September 2026 RSS”)), 240 shares of Series P Non-Convertible Preferred Stock, par value of $0.0001 per share (the “Series P Preferred Stock”), and 897.37 shares of Series Q Perpetual Preferred Stock, par value of $0.0001 per share (the “Series Q Preferred Stock”), were issued and outstanding. Only holders of record of our Common Stock and Series Q Preferred Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof, subject to the applicable voting caps and other restrictions on voting described in this Proxy Statement. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104 for a period of ten (10) days prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting. In addition, as of September 15, 2026, there were no shares of our non-voting common stock outstanding.

The use of the capitalized term “Common Stock” in this Proxy Statement and related materials refers only to the Company’s voting common stock and does not include the Company’s convertible non-voting common stock.

Voting, Quorum and Revocability of Proxies

Each share of Common Stock entitles the holder of record thereof to one vote.

Each share of Series Q Preferred Stock entitles the holder of record thereof to 6,890 votes (on an as converted to Common Stock basis, as provided in the Certificate of Designation of Preferences, Rights and Limitations of Series Q Perpetual Preferred Stock (the “Certificate of Designation of Series Q Preferred Stock”)); provided, that, any holder of Series Q Preferred Stock is not entitled to vote, on an as-converted basis and in the aggregate with respect to any shares of Common Stock and preferred stock of the Company beneficially owned by such holder and any Affiliates or Attribution Parties (as such terms are defined in the Certificate of Designation of Series Q Preferred Stock) of such holder, more than 9.99% of the Company’s outstanding shares of Common Stock as of the applicable record date (the “9.99% Voting Cap”).

No other securities are entitled to be voted at the Special Meeting. Each stockholder holding any of the Common Stock or Series Q Preferred Stock may vote in person or by proxy on all matters that properly come before the Special Meeting and any adjournment or postponement thereof, subject to the 9.99% Voting Cap. Holders of record of shares of Common Stock and Series Q Preferred Stock (on an as converted to Common Stock basis) will vote on the Proposals together as a single class, except Proposal 1 and Proposal 6.

Stockholders have no right to cumulative voting as to any matter. The presence, in person or represented by proxy, of holders of one third (1/3) of the voting power of the shares of Common Stock and Series Q Preferred Stock (on an as converted to Common Stock basis but subject to the 9.99% Voting Cap) outstanding on the Record Date and entitled to vote at the Special Meeting will constitute a quorum for purposes of voting at the Special Meeting. Properly executed proxies marked “ABSTAIN,” as well as broker non-votes, will be counted as “present” for purposes of determining the existence of a quorum. If a quorum should not be present, either the chairperson of the meeting or a majority in voting power of the stockholders present in person or by proxy and entitled to vote on the adjournment may adjourn such meeting from time to time until a quorum is obtained.

Our board of directors is soliciting proxies for use in connection with the Special Meeting and any postponement or adjournment thereof. If you submit your proxy via the Internet or by telephone or execute and return the proxy card or voting instruction form accompanying this Proxy Statement, your shares will be voted as you direct on all matters properly coming before the Special Meeting for a vote. For each Proposal, you may vote “FOR” or “AGAINST” or you may vote “ABSTAIN.”

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to the Company or to vote your shares in person at the Special Meeting. If you hold your shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from your bank, broker or other financial intermediary, as the record holder, giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting in person provided that you present proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, along with a form of photo identification.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy as described in the proxy card or voting instruction form, so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Special Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy and delivering it to the Secretary of the Company at or before the Special Meeting, or (c) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Special Meeting to: Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104, Attention: Jonathan S. Wolin. Beneficial owners of our Common Stock and Series Q Preferred Stock who are not holders of record and wish to change their voting direction should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to make that change.

The shares represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated on a proxy validly executed and delivered by a stockholder entitled to vote at the Special Meeting, the shares represented by such proxy will be voted: (i) “FOR” Proposal 1, which is the approval, for purposes of Rule 5635(d), of the issuance of shares of our Common Stock issuable upon exchange of shares of Series Q Preferred Stock issued to certain accredited investors; (ii) “FOR” Proposal 2, which is the approval, for purposes of Rule 5635(d), of the repricing of the Investor Warrants to purchase an aggregate of up to 4,052 shares of our Common Stock with exercise prices ranging from $525.00 to $3,996.60 per share, so that each of the Investor Warrants has a new exercise price equal to $1.00 per share, which Investor Warrants when exercised will also entitle such investors to receive up to 45,511 shares of Common Stock from the Series O Preferred Stock Dividend (Proposal 2); (iii) “FOR” Proposal 3, which is the approval of an amendment and restatement of the Company’s 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026; (iv) “FOR” Proposal 4, which is the approval of the adoption of the Thirteenth Amendment to the Company’s COI to effect, if approved and effected at all, a reverse stock split of the Company’s issued and outstanding shares of Common Stock at a ratio not less than 1-for-2 and not greater than 1-for-150, the exact ratio, if approved and effected at all, to be set within that range at the discretion of the Company’s board of directors and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal, without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split”); (v) “FOR” Proposal 5, which is the approval of an amendment to the ELOC Agreement by and between the Company and C/M Capital, to reduce the Floor Price (as defined in the ELOC Agreement) from $16.50 per share to $[  ] per share; (vi) “FOR” Proposal 5, which is the approval, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), of the issuance of shares of Common Stock Mr. Mailman and his Affiliates issuable upon full exercise of certain common warrants and pre-funded warrants to purchase our Common Stock issued to Mr. Mailman and his Affiliates; and (vii) “FOR” Proposal 7, which is the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2, 3, 4, 5 and 6.

We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. We have retained Georgeson LLC to solicit proxies for a base fee of $8,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock and Series Q Preferred Stock.

Broker Voting

Brokers holding shares of record in “street name” for a client have the discretionary authority to vote on some matters (routine matters) if they do not receive instructions from the client regarding how the client wants the shares voted at least 10 days before the date of the meeting; provided the proxy materials are transmitted to the client at least 15 days before the meeting. There are also some matters with respect to which brokers do not have discretionary authority to vote (non-routine matters) if they do not receive timely instructions from the client. When a broker does not have discretion to vote on a particular matter and the client has not given timely instructions on how the broker should vote, a broker non-vote results. Any broker non-vote will be counted as present at the Special Meeting for purposes of determining a quorum, but will be treated as not entitled to vote with respect to non-routine matters.

The proposal to approve the Thirteenth Amendment to the COI to effect the Reverse Stock Split (Proposal 4) and the proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2, 3, 4, 5 and 6 (Proposal 7) are considered routine matters and brokers will be permitted to vote in their discretion on these matters on behalf of beneficial owners who have not furnished voting instructions at least 10 days before the date of the Special Meeting. In contrast, all of the other proposals - the proposal to approve, for purposes of Rule 5635(d), the issuance of shares of Common Stock issuable upon exchange of shares of Series Q Preferred Stock issued to certain accredited investors (Proposal 1), the proposal to approve, for purposes of Rule 5635(d), the repricing of the Investor Warrants to purchase an aggregate of up to 4,052 shares of Common Stock with exercise prices ranging from $525.00 to $3,996.60 per share, so that each of the Investor Warrants has a new exercise price equal to $1.00 per share, which Investor Warrants when exercised will also entitle such investors to receive up to 45,511 shares of Common Stock from the Series O Preferred Stock Dividend (Proposal 2), the proposal to approve an amendment and restatement of the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026 (Proposal 3), the proposal to approve an amendment to the ELOC Agreement to reduce the Floor Price from $16.50 per share to $[  ] per share (Proposal 5), and the proposal to approve, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of Common Stock to Mr. Mailman and his Affiliates issuable upon full exercise of certain common warrants and pre-funded warrants to purchase our Common Stock issued to Mr. Mailman and his Affiliates (Proposal 6) - are considered not “routine” matters and brokers do not have discretionary authority to vote on behalf of beneficial owners on such matters.

Required Vote

Proposal 1 - Issuance, for Purposes of Nasdaq Listing Rule 5635(d), of Shares of Common Stock Issuable upon Exchange of Shares of Series Q Preferred Stock Issued to Certain Accredited Investors

With respect to the proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock issuable upon exchange of shares of Series Q Preferred Stock issued to certain accredited investors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 1 is governed by Delaware law, the Nasdaq Listing Rules, our COI and our Bylaws

and is the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 1.

Pursuant to Nasdaq Rules, the shares of Series Q Preferred Stock will not be eligible to vote for Proposal 1 (either on an as-converted into Common Stock basis or otherwise).

Proposal 2 - For Purposes of Nasdaq Listing Rule 5635(d), the Repricing of the Investor Warrants to Purchase an Aggregate of up to 4,052 Shares of Common Stock with Exercise Prices Ranging from $525.00 to $3,996.60 per Share, so that Each of the Investor Warrants Has a New Exercise Price Equal to $1.00 per Share, Which Investor Warrants When Exercised Will Also Entitle Such Investors to Receive up to 45,511 Shares of Common Stock from the Series O Preferred Stock Dividend

With respect to the proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the repricing of the Investor Warrants to purchase an aggregate of up to 4,052 shares of Common Stock with exercise prices ranging from $525.00 to $3,996.60 per share, so that each of the Investor Warrants has a new exercise price equal to $1.00 per share, which Investor Warrants when exercised will also entitle such investors to receive up to 45,511 shares of Common Stock from the Series O Preferred Stock Dividend, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 2 is governed by Delaware law, the Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.

Proposal 3 - Amendment and Restatement to the 2014 Plan to Increase the Number of Shares of Common Stock Authorized for Issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026

With respect to the proposal to approve an amendment and restatement of the 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 3 is governed by Delaware law, Nasdaq Listing Rules, the COI and the Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 3.

Proposal 4 - Adoption of the Thirteenth Amendment to the COI to Approve the Grant of Discretionary Authority to the Company’s Board of Directors to Effect the Reverse Stock Split

With respect to the proposal to approve the Thirteenth Amendment to the COI to approve the grant of discretionary authority to the Company’s board of directors to effect the Reverse Stock Split, you may vote in favor of the proposal, vote against the proposal or abstain from voting. For Proposal 4, we are seeking approval under both the Votes Cast Standard (as defined below) and the Majority of Outstanding Standard (as defined below). Accordingly, Proposal 4 will be deemed approved if it receives (i) the affirmative vote of a majority of the votes cast or (ii) the affirmative vote of a majority in voting power of the outstanding shares. For purposes of the Votes Cast Standard, only votes cast “for” or “against” a proposal are counted in determining the outcome of the vote. Although failure to submit a proxy or vote in person at the Special Meeting will not affect the outcome of the vote on Proposal 4 under the Votes Cast Standard, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting. For purposes of the Majority of Outstanding Standard, abstentions and broker non-votes (if any) will have the same practical effect as a vote “against” the proposal. We believe that Proposal 4 is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion.

Proposal 5 - Amendment to the ELOC Agreement to Reduce the Floor Price from $16.50 per Share to $[  ] per Share.

With respect to the proposal to approve an amendment to that certain common stock purchase agreement, dated June 9, 2026, entered into by and between the Company and an accredited investor, C/M Capital (the “ELOC Agreement”), to reduce the Floor Price (as defined in the ELOC Agreement) from $16.50 per share to $[  ] per share, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 5 is governed by Delaware law, the Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 5.

Proposal 6 - For Purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the Issuance of Shares of Common Stock to Mr. Mailman and His Affiliates Issuable upon Full Exercise of Certain Common Warrants and Pre-Funded Warrants to Purchase Our Common Stock Issued to Mr. Mailman and His Affiliates

With respect to the proposal to approve, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of Common Stock to Mr. Mailman and his Affiliates issuable upon full exercise of certain common warrants and pre-funded warrants to purchase our Common Stock issued to Mr. Mailman and his Affiliates, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 6 is governed by Delaware law, the Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 6.

Pursuant to Nasdaq Rules, the shares of Common Stock held by Mr. Mailman and his Affiliates as of the Record Date that were originally issued in the transactions described under “Background and Overview” will not be eligible to vote for Proposal 6.

Proposal 7 - Adjournment

With respect to the proposal to approve one or more adjournments the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1, 2, 3, 4, 5 and 6, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 6 is governed by Delaware law, our COI and our Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock and Series Q Preferred Stock (on an as converted to Common Stock basis but subject to the 9.99% Voting Cap) present in person or represented by proxy at the Special Meeting and entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 7.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock or Series Q Preferred Stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The statements in this Proxy Statement that are not historical statements, including statements regarding future capital-raising activities and expected use of proceeds therefrom, our estimates regarding expenses, future revenues, capital requirements, needs for additional financing, our ability to obtain additional financing, our success with regard to any business development initiatives, our ability to recruit or retain key scientific or management personnel or to retain our executive officers, our stock price and ability to meet the continued listing requirements of The Nasdaq Capital Market, and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), which was filed on April 7, 2026, and as revised or supplemented by our most recent Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026, which was filed on August 19, 2026.

Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made.

All subsequent written and oral forward-looking statements concerning the matters addressed in this Proxy Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock and Series Q Preferred Stock as of September 15, 2026 for:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock and Series Q Preferred Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all directors and named executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than 5% of our Common Stock and Series Q Preferred Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock and Series Q Preferred Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options, warrants or convertible securities held by such persons that are currently exercisable or convertible within 60 days of September 15, 2026, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage of beneficial ownership of Common Stock is based on 7,802,102 shares of Common Stock outstanding as of September 15, 2026 (or approximately 520,140 shares of Common Stock after giving effect to the September 2026 RSS). Percentage beneficial ownership of Series Q Preferred Stock is based on 897.37 shares of Series Q Preferred Stock outstanding as of September 15, 2026. No share or per share amount of the Common Stock in the following table or the footnotes thereunder has been retroactively adjusted to give effect to the September 2026 RSS.

Except as otherwise set forth below, the address of each beneficial owner listed in the table below is c/o Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, California 94104.

Name and Address of Beneficial Owner	Common Stock		Series Q Preferred Stock
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Streeterville Capital LLC(1)	642,212	8.2%	380.84	42.4%
Uptown Capital, LLC(2)	—	—	516.53	57.6%
Lincoln Alternative Strategies LLC(3)	557,377	7.14%	—
Joshua Mailman(4)	2,997,479	9.99%	—
Named executive officers and directors:
Lisa A. Conte(5)	1,798	*	—
Pravin Chaturvedi, Ph.D.(6)	718	*	—
Steven R. King, Ph.D.(7)	708	*	—
Jonathan S. Wolin(8)	1,184	*	—
Carol Lizak(9)	539	*	—
James J. Bochnowski(10)	2,529	*	—
Jonathan B. Siegel(11)	1,002	*	—
John Micek III(12)	1,002	*	—

Name and Address of Beneficial Owner	Common Stock		Series Q Preferred Stock
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Anula Jayasuriya(13)	178	*	—
All current executive officers and directors as a group (9 persons)(14)	9,658	*	—

*	Less than 1%
(1)	The address for the reporting person is 303 E Wacker Drive, Suite 1040 Chicago, IL 60601. John M. Fife has voting and dispositive power over shares held by Streeterville Capital LLC.
(2)	The address for the reporting person is 303 E Wacker Drive, Suite 1040 Chicago, IL 60601. John M. Fife has voting and dispositive power over shares held by Uptown Capital, LLC.
(3)	The address for the reporting person is 404 Washington Ave., Suite 650, Miami Beach, FL 33139.
(4)

Represents (i) 595,983 shares of Common Stock held by Mr. Joshua Mailman, (ii) 2,077,255 shares of Common Stock issuable upon exercise of a pre-funded warrant to purchase Common Stock held by Mr. Mailman, which pre-funded warrant provides for limitations on exercise such that the holder along with its affiliates may not beneficially own more than 9.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise, (iii) 438 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Mailman, exercisable at an exercise price of $189.35 per share, (iv) 890 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Mailman, exercisable at an exercise price of $94.50 per share, (v) 7,142 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Mailman, exercisable at an exercise price of $35.00 per share, (vi) 438 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by the EJM 2012 Trust (the “EJM 2012 Trust”), of which Monica Winsor (“Ms. Winsor”), Mr. Mailman’s spouse, is the sole trustee, exercisable at an exercise price of $189.35 per share, (vii) 890 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by the EJM 2012 Trust, exercisable at an exercise price of $94.50 per share, (viii) 438 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by the Joshua Mailman Foundation, a Delaware corporation (the “Mailman Foundation”), of which Mr. Mailman is the president, exercisable at an exercise price of $189.35 per share, (ix) 890 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by the Mailman Foundation, exercisable at an exercise price of $94.50 per share, (x) 2,857 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Winsor, exercisable at an exercise price of $35.00 per share, (xi) an aggregate of 95,150 Conversion Shares that Mr. Mailman is entitled to receive upon full exercise of the common stock purchase warrants held by him; (xii) an aggregate of 14,925 Conversion Shares that the EJM 2012 Trust is entitled to receive upon full exercise of the common stock purchase warrants held by it, (xiii) an aggregate of 14,925 Conversion Shares that the Mailman Foundation is entitled to receive upon full exercise of the common stock purchase warrants held by it, and (xiv) an aggregate of 32,090 Conversion Shares that Ms. Winsor is entitled to receive upon full exercise of the common stock purchase warrants held by her. The common stock purchase warrants provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise. The address for the reporting person is c/o Citrin Cooperman, 50 Rockefeller Plaza, 4th Floor, New York, NY 10020.

(5)

Represents (i) 167 shares of Common Stock held by Ms. Conte, (ii) 852 shares of Common Stock issuable to Ms. Conte under stock options that are exercisable or will become exercisable in the 60 days subsequent to September 15, 2026, with the weighted average exercise price of the 852 stock options being $182.03, (iii) 257 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Conte, exercisable at an exercise price of $190.05 per share, and (iv) 522 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Conte, exercisable at an exercise price of $94.50 per share. The warrants provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.
(6)

Represents (i) 68 shares of Common Stock held by Dr. Chaturvedi, (ii) 338 shares of Common Stock issuable to Dr. Chaturvedi under stock options that are exercisable or will become exercisable in the 60 days subsequent to September 15, 2026, with the weighted average exercise price of the 338 stock options being $149.30, (iii) 103 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. Chaturvedi, exercisable at an exercise price of $190.05 per share, and (iv) 209 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. Chaturvedi, exercisable at an exercise price of $94.50 per share. The warrants provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

(7)

Represents (i) 58 shares of Common Stock held by Dr. King, (ii) 338 shares of Common Stock issuable to Dr. King under stock options that are exercisable or will become exercisable in the 60 days subsequent to September 15, 2026, with the weighted average exercise price of the 338 stock options being $149.30, (iii) 103 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. King, exercisable at an exercise price of $190.05 per share, and (iv) 209 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. King, exercisable at an exercise price of $94.50 per share. The warrants provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

(8)

Represents (i) 67 shares of Common Stock held by Mr. Wolin, (ii) 338 shares of Common Stock issuable to Mr. Wolin under stock options that are exercisable or will become exercisable in the 60 days subsequent to September 15, 2026, with the weighted average exercise price of the 338 stock options being $149.30, (iii) 257 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Wolin, exercisable at an exercise price of $190.05 per share, and (iv) 522 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Wolin, exercisable at an exercise price of $94.50 per share. The warrants provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

(9)

Represents (i) 51 shares of Common Stock held by Ms. Lizak, (ii) 334 shares of Common Stock issuable to Ms. Lizak under stock options that are exercisable or will become exercisable in the 60 days subsequent to September 15, 2026, with the weighted average exercise price of the 334 stock options being $137.57, and (iii) 154 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Lizak, exercisable at an exercise price of $190.05 per share. The warrant provides for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

(10)

Represents (i) 1 share of Common Stock held by Mr. Bochnowski, (ii) 192 shares of Common Stock issuable to Mr. Bochnowski under stock options that are exercisable or will become exercisable in the 60 days subsequent to September 15, 2026, with the weighted average exercise price of the 192 stock options being $196.43, (iii) 771 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Bochnowski Family Trust (“Bochnowski Family Trust”), where Mr. Bochnowski is a co-trustee and beneficiary of such trust and shares voting and investment control over such shares with his spouse, exercisable at an exercise price of $190.05 per share, and (iv) 1,565 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Bochnowski Family Trust, exercisable at an exercise price of $94.50 per share. The warrants provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

(11)

Represents (i) 1 share of Common Stock held by Mr. Siegel, (ii) 222 shares of Common Stock issuable to Mr. Siegel under stock options that are exercisable or will become exercisable in the 60 days subsequent to September 15, 2026, with the weighted average exercise price of the 222 stock options being $196.12, (iii) 257 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by

JBS Healthcare Ventures LLC (“JBS”) where Mr. Siegel is the sole member, exercisable at an exercise price of $190.05 per share, and (iv) 522 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by JBS, exercisable at an exercise price of $94.50 per share. The warrants provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.
(12)

Represents (i) 1 share of Common Stock held by Mr. Micek, (ii) 222 shares of Common Stock issuable to Mr. Micek under stock options that are exercisable or will become exercisable in the 60 days subsequent to September 15, 2026, with the weighted average exercise price of the 222 stock options being $196.12, (iii) 257 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Micek, exercisable at an exercise price of $190.05 per share, and (iv) 522 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Micek, exercisable at an exercise price of $94.50 per share. The warrants provide for limitations on exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

(13)

Represents (i) 1 share of Common Stock held by Dr. Jayasuriya, and (ii) 177 shares of Common Stock issuable to Dr. Jayasuriya under stock options that are exercisable or will become exercisable in the 60 days subsequent to September 15, 2026, with the weighted average exercise price of the 177 stock options being $196.62.

(14)	See footnotes (5 - 13).

PROPOSAL 1 - APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON EXCHANGE OF SERIES Q PREFERRED STOCK

At the Special Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance of shares of Common Stock issuable upon the exchange, from time to time, of the shares of Series Q Preferred Stock previously issued by the Company to certain accredited investors. All per share dollar figures included in this Proposal 1 are subject to adjustment for stock splits, stock dividends, reclassifications and other similar recapitalization transactions.

Background and Overview

As previously announced, on May 19, 2026, the Company entered into a privately negotiated exchange agreement (the “Uptown Series Q Exchange Agreement”) with Uptown Capital, LLC (f/k/a Irving Park Capital, LLC) (“Uptown”). Pursuant to the Uptown Series Q Exchange Agreement, the Company issued 500 shares of Series Q Preferred Stock to Uptown in exchange for a $12,500,000 reduction in the outstanding balance of that certain royalty interest in the original principal amount of $12.0 million sold by the Company to Uptown in December 2020 (as amended, the “December 2020 Royalty Interest”). Also on May 19, 2026, the Company entered into a privately negotiated exchange agreement (the “Streeterville Series Q Exchange Agreement”; together with the Uptown Series Q Exchange Agreement, collectively, the “Series Q Exchange Agreements”) with Streeterville Capital, LLC (“Streeterville”) (together with Uptown, collectively the “Series Q Accredited Investors”). Pursuant to the Streeterville Series Q Exchange Agreement, the Company issued 148 shares of Series Q Preferred Stock to Streeterville in exchange for a $3,700,000 reduction in the outstanding balance of that certain royalty interest in the original principal amount of $12 million sold by the Company to Streeterville in August 2022 (as amended, the “August 2022 Royalty Interest”).

Pursuant to the terms of the Certificate of Designation of Series Q Preferred Stock, we have the right to exchange from time to time at our discretion all or part of the then outstanding shares of Series Q Preferred Stock for shares of Common Stock (the “Series Q Exchange Shares”) at an exchange ratio (the “Series Q Exchange Ratio”) equal to, for each share of Series Q Preferred Stock, the $25,000 stated value divided by the applicable Series Q Exchange Price, which is equal to the lower of: (i) the Nasdaq official closing price (as reflected on Nasdaq.com) immediately preceding the applicable exchange date or (ii) the average Nasdaq official closing price of the Common Stock (as reflected on Nasdaq.com) for the five (5) trading days immediately preceding such exchange date, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Original Issuance Date. Notwithstanding the foregoing, the Company does not have the right to exchange any shares of Series Q Preferred Stock and issue Series Q Exchange Shares to the extent that such issuance would violate Rule 5635(d) (the “Series Q Exchange Cap”) unless and until the stockholder approval is obtained.

The foregoing descriptions of the Series Q Preferred Stock and Series Q Exchange Agreements are not complete and are qualified in their entirety by reference to the Certificate of Designation of Series Q Preferred Stock and Series Q Exchange Agreements, respectively, which are filed as exhibits to our Current Report on Form 8-K filed with the SEC on May 19, 2026.

Stockholder Approval Requirements

Pursuant to Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of:

(i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Rule 5635(d).

As of September 15, 2026, we had 7,802,102 shares of Common Stock outstanding (or approximately 520,140 shares of Common Stock after giving effect to the September 2026 RSS). Therefore, the issuance of 70,348,855 Series Q Exchange Shares (assuming full exchange of 897.37 shares of Series Q Preferred Stock outstanding as of September 15, 2026) (or approximately 4,689,923 Series Q Exchange Shares after giving effect to the September 2026 RSS) would have constituted approximately 901.7% of the shares of our Common Stock outstanding prior to such assumed full exchange. As such, pursuant to the Certificate of Designation of Series Q Preferred Stock, we are obligated to seek and are therefore seeking stockholder approval pursuant to Rule 5635(d) for the issuance to the Series Q Accredited Investors of shares of Common Stock, from time to time at our discretion upon exchange of the Series Q Preferred Stock at the Series Q Exchange Ratio. If this proposal is approved, we will not solicit further authorization from our stockholders prior to any exchange of the Series Q Preferred Stock pursuant to the terms thereof.

Impact of Stockholder Approval

If stockholders do not approve this proposal, shares of our Common Stock may not be issued in exchange for the shares of Series Q Preferred Stock in excess of the Series Q Exchange Cap, unless and until stockholder approval of this proposal is obtained. We sought stockholder approval for this proposal at our special meeting of stockholders to be held on September 4, 2026, which special meeting was not convened due to a lack of quorum. As a result, we did not obtain such approval at such meeting.

Dilution and Potential Adverse Impact of this Proposal

The exchange of all or part of the shares of Series Q Preferred Stock for shares of Common Stock will have a dilutive effect on our current stockholders in that the percentage ownership of the Company held by our current stockholders would decline as a result of the issuance of additional shares of our Common Stock upon exchange of the shares of Series Q Preferred Stock. As a result, our current stockholders would own a smaller proportionate interest in the Company and therefore have less ability to influence corporate decisions requiring stockholder approval. The issuance of shares of our Common Stock upon exchange of the shares of Series Q Preferred Stock could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

Because of the effective Series Q Exchange Ratio for any future exchange would be based on the Series Q Exchange Price as of the time of such exchange, the exact magnitude of the dilutive effect of any future exchange cannot be conclusively determined but may be material to our current stockholders. By way of example, based on an assumed effective Series Q Exchange Price of $2.50 per share (the “Assumed Series Q Exchange Price”), and assuming that all of the 897.37 shares of Series Q Preferred Stock outstanding as of September 15, 2026 are exchanged, up to a maximum of 70,348,855 shares of our Common Stock (or approximately 4,689,923 Series Q Exchange Shares after giving effect to the September 2026 RSS) would be issuable upon exchange of the Series Q Preferred Stock. Based on the shares of our Common Stock outstanding as of September 15, 2026, the shares of Common Stock issued upon exchange of the Series Q Preferred Stock in full would represent approximately 53.5% of our outstanding Common Stock (after giving effect to such exchanges). The exchange price in connection with future exchanges could be materially lower than the Assumed Series Q Exchange Price, which could have a significant dilutive effect on our current stockholders.

For illustration purposes only, below is a table showing the number of shares of Common Stock that may potentially be issued upon exchange of the shares of Series Q Preferred Stock based on three hypothetical exchange prices, assuming that all 897.37 outstanding shares of Series Q Preferred Stock are exchanged for shares of Common Stock. The number of shares of Common Stock issuable will correspondingly increase or decrease depending on the actual exchange price for the Series Q Preferred Stock.

	Scenario A	Scenario B	Scenario C
Hypothetical Series Q Exchange Price	$0.20	$2.50	$4.00
Hypothetical Series Q Exchange Ratio	125,000	10,000	6,250
Aggregate Outstanding Shares of Series Q Preferred Stock	897.37	897.37	897.37
Total Number of Shares of Common Stock Issued Upon Full Exchange of Series Q Preferred Stock*	112,171,250	8,973,700	5,608,562
Percentage of Outstanding Common Stock Represented by Shares of Common Stock Issued Upon Full Exchange of Series Q Preferred Stock (After Giving Effect to Such Exchange)**	93.5%	53.5%	41.8%

*	Number of Shares of Common Stock does not reflect the September 2026 RSS.
**

Calculated based on the shares of our Common Stock outstanding as of September 15, 2026, which was 7,802,102 (or approximately 520,140 shares of Common Stock after giving effect to the September 2026 RSS).

Required Vote of Stockholders

To approve the issuance of shares of Common Stock upon the exchange of all or part of the shares of Series Q Preferred Stock from time to time at the Company’s sole discretion (this Proposal 1), the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock present in person or represented by proxy at the Special Meeting, voting together as a single class and entitled to vote thereon is required, provided a quorum is present. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under our Bylaws and COI that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting. Pursuant to Nasdaq Rules, the shares of Series Q Preferred Stock will not be eligible to vote for Proposal 1 (either on an as-converted into Common Stock basis or otherwise).

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 1 to authorize the issuance, pursuant to Nasdaq Listing Rule 5635(d), of shares of Common Stock upon exchange of the shares of Series Q Preferred Stock previously issued pursuant to the terms of the Certificate of Designation of Series Q Preferred Stock.

PROPOSAL 2 - APPROVAL OF THE REPRICING OF THE INVESTOR WARRANTS SO THAT EACH INVESTOR WARRANT HAS A NEW EXERCISE PRICE EQUAL TO $1.00 PER SHARE

At the Special Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the repricing of certain warrants issued to investors to purchase an aggregate of up to 4,052 shares of Common Stock with exercise prices ranging from $525.00 to $3,996.60 per share (the “Investor Warrants”), so that each of the Investor Warrants has a new exercise price equal to $1.00 per share, which Investor Warrants when exercised will also entitle such investors to receive up to 45,511 shares of Common Stock from the Series O Preferred Stock Dividend.

All share and per share amounts of the Common Stock included in this Proposal 2 have been retroactively adjusted to give effect to (i) the 1-for-35 reverse stock split of the Company’s issued and outstanding shares of Common Stock that took effect on April 30, 2026 (the “April 2026 RSS”) and (ii) the September 2026 RSS, and are subject to adjustment for any stock splits, stock dividends, reclassifications and other similar recapitalization transactions following the date of this Proxy Statement.

Background and Overview

We intend to enter into amendments substantially in the form attached hereto as Annex A (collectively the “Warrant Amendments”) with the holders of the Investor Warrants, pursuant to which we and the holders will agree, subject to the Stockholder Approval (as defined in the Warrant Amendments), to amend the Investor Warrants so that the amended Investor Warrants will have a reduced exercise price of $1.00 per share (the “Repriced Exercise Price”) and a new expiration date of the 30th day following the Stockholder Approval Date (as defined in the Warrant Amendments), and that the amended Investor Warrants can be exercised via the cashless exercise mechanism. The other terms of such Investor Warrants shall remain unchanged.

If our stockholders approve this Proposal 2 at the Special Meeting, such approval will be deemed the Stockholder Approval and the date of the Special Meeting will be the Stockholder Approval Date.

As required by Rules 5635(d), the repricing of the Investor Warrants will only occur on the effective date of the approval of our stockholders of this Proposal 2 at the Special Meeting. In the event that the Stockholder Approval is not obtained, the Warrant Amendments will be null and void, and the provisions of the Investor Warrants in effect prior to the execution of the Warrant Amendments, including the exercise price and the expiration date, will remain in effect.

Although the exercise prices of the Investor Warrants were reduced, the aggregate number of shares of common stock which could be issued upon exercise will remain unchanged. In addition, pursuant to the terms of the Warrant Amendment, the holders of the Investor Warrants agreed not to exercise any of the Investor Warrants prior to the Company obtaining the Stockholder Approval.

Purpose of the Warrant Amendments

We are asking stockholders to approve, for purposes of complying with Rule 5635(d), the repricing of: (i) the warrants to purchase an aggregate of 987 shares of Common Stock originally issued on March 31, 2025, with a current exercise price of $2,840.25 per share for non-Insiders, and $3,632.40 per share for the Placement Agent (both terms as defined hereunder) (the “Bridge Financing Warrants”); (ii) the warrants to purchase an aggregate of 1,431 shares of Common Stock originally issued on June 24, 2025, with a current exercise price of $1,417.50 per share (the “Bridge Extension Warrants”); (iii) the warrants to purchase an aggregate of 967 shares of Common Stock originally issued on May 20, 2025, with a current exercise price of $3,066.00 per share for investors, and $3,996.60 per share for the Placement Agent (the “2025 RDO Warrants”); and (iv) the warrants to purchase an aggregate of 667 shares of Common Stock originally issued on January 6, 2026, with a current exercise price of $525.00 per share (the “January 2026 Warrants”) (collectively, the “Investor Warrants”), so that each of the Investor Warrants has a new exercise price equal to $1.00 per share. The intent of repricing the Investor Warrants is to induce the holders of the Investor Warrants to exercise them, thereby eliminating the overhang caused by the prospective dilution under the Investor Warrants, which prospective dilution we believe could negatively impact our ability to consummate strategic alternatives currently under consideration to maximize stockholder value including, but are not limited to, mergers, reverse mergers, acquisitions, partnerships, joint ventures, licensing arrangements or other strategic transactions.

Description of the Investor Warrants

The following is a description of the Investor Warrants.

Bridge Financing Warrants

As previously disclosed in our Current Reports on Form 8-K filed on March 26, 2025 and April 4, 2025, the Company entered into securities purchase agreements with selected accredited investors (the “Bridge Investors”) on March 26, 2025, pursuant to which the Company issued approximately $3.4 million aggregate principal amount of convertible promissory notes (the “Original Notes”) to the Bridge Investors in a private placement (the “Bridge Financing”) which closed on March 31, 2025.

As an inducement to enter into the aforementioned securities purchase agreement, the Bridge Investors received warrants (the “Bridge Investor Warrants”) to purchase up to an aggregate of 1,099 shares of Common Stock with an exercise price equal to $2,840.25 per share for the Bridge Investors who were not an officer, director, employee or consultant of the Company (collectively, an “Insider”), and $2,850.75 per share for the Bridge Investors who were Insiders, in each case subject to adjustment for reclassification of the Common Stock, non-cash dividend, stock split, reverse stock split or other similar transaction. The warrants are exercisable immediately upon issuance and will expire on the earlier of (i) five years from the date of issuance, (ii) the consummation of a fundamental transaction and (iii) the consummation of a liquidation event (both as defined in such warrants).

The Company engaged H.C. Wainwright & Co., LLC (“Wainwright”) to act as its exclusive placement agent in connection with the Bridge Financing. The Company agreed to issue to Wainwright or its designees (the “Placement Agent”), at the closing of the Bridge Financing, warrants (the “Bridge PA Warrants,” and together with the Bridge Investor Warrants, collectively the “Bridge Financing Warrants”) to purchase up to 712 shares of Common Stock. The Bridge PA Warrants have the same form and terms as the Bridge Investor Warrants except that the Bridge PA Warrants have an exercise price equal to $3,632.40 per share.

In addition, upon the exercise for cash of any Bridge Investor Warrants, the Company shall issue to the Placement Agent the warrants to purchase that number of shares of Common Stock equal to 6.0% (or in the case of any warrant exercise by certain selected Bridge Investors, 3.5%) of the aggregate number of such shares of Common Stock underlying such Bridge Investor Warrants that have been so exercised and such warrants will be in the same form and terms as the Bridge PA Warrants originally issued. Assuming all of the outstanding Bridge Investor Warrants are exercised for cash, the Placement Agent shall receive warrants to purchase an aggregate of 712 shares of Common Stock, with an exercise price of $3,632.40 per share (the “Bridge PA Additional Warrants”).

The foregoing is only a brief description of the material terms of the Bridge Financing Warrants. Please refer to Exhibits 4.2 and 4.3 to the Company’s Current Report on Form 8-K filed on March 26, 2025 for the forms of the Bridge Investor Warrant and the Bridge PA Warrant, respectively.

While the Insiders hold Bridge Investor Warrants to purchase up to an aggregate of 183 shares of Common Stock, the Company has not entered into Warrant Amendments with any Insider with respect to those

Bridge Investor Warrants; nor does the Company have any plan to do so. Therefore those Bridge Investor Warrants held by the Insiders to purchase up to an aggregate of 183 shares of Common Stock are excluded from the proposed repricing described in this Proposal 2.

Bridge Extension Warrants

As previously disclosed in our Current Report on Form 8-K filed on June 24, 2025, the Company entered into note exchange and warrant purchase agreements with certain of the Bridge Investors, including some Insiders (the “Bridge Extension Investors”), pursuant to which the Company agreed, among others, to issue and sell (a) approximately $2.57 million aggregate principal amount of new 6% convertible promissory notes (the “Replacement Notes”), in exchange for the cancellation of the Original Notes held by the Bridge Extension Investors, and (b) warrants to purchase shares of Common Stock (the “Bridge Extension Warrants”) to such investors, in a private placement closed on June 24, 2025 (the “Bridge Extension”).

The Bridge Extension Investors received the Bridge Extension Warrants to purchase up to an aggregate of 1,768 shares of Common Stock with an exercise price equal to $1,417.50 per share, subject to adjustment for reclassification of the Common Stock, non-cash dividend, stock split, reverse stock split or other similar transaction. The Bridge Extension Warrants are exercisable immediately upon the Initial Exercise Date (as define therein) and will expire on the earlier of (i) 18 months from the date of issuance, (ii) the consummation of a fundamental transaction and (iii) the consummation of a liquidation event.

The foregoing is only a brief description of the material terms of the Bridge Extension Warrants. Please refer to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on June 24, 2025 for the form of the Bridge Extension Warrant.

While the Insiders hold Bridge Extension Warrants to purchase up to an aggregate of 337 shares of Common Stock, the Company has not entered into Warrant Amendments with any Insider with respect to those Bridge Extension Warrants; nor does the Company have any plan to do so. Therefore those Bridge Extension Warrants held by the Insiders to purchase up to an aggregate of 337 shares of Common Stock are excluded from the proposed repricing described in this Proposal 2.

2025 RDO Warrants

As previously disclosed in our Current Report on Form 8-K filed on May 22, 2025, the Company entered into a securities purchase agreement with the purchasers named therein (the “RDO Investors”) on May 20, 2025, pursuant to which the Company agreed to issue and sell, in a registered direct offering by the Company directly to the RDO Investors priced at-the-market under the rules of The Nasdaq Market (the “Registered Offering”), shares of Common Stock for aggregate gross proceeds of approximately $1,500,000.

In a concurrent private placement, the Company issued to the RDO Investors unregistered warrants to purchase up to 938 shares of Common Stock at an exercise price of $3,066.00 per share (the “RDO Investor Warrants”) that are immediately exercisable upon issuance and will expire on the earlier of (i) 24 months from the date of issuance, (ii) the consummation of a fundamental transaction, and (iii) the consummation of a liquidation event.

Wainwright acted as placement agent in connection with the transactions described above. As part of the compensation for such placement agent services, the Company issued to Wainwright warrants (the “RDO PA Warrants,” and together with the RDO Investor Warrants, collectively the “2025 RDO Warrants”) to purchase an aggregate of 28 shares of Common Stock. The RDO PA Warrants have substantially the same terms as the RDO Investor Warrants, except that the RDO PA Warrants have an exercise price of $3,996.60.

In addition, upon any exercise for cash of any RDO Investor Warrants, the Company shall issue to the Placement Agent warrants to purchase that number of shares of Common Stock of the Company equal to six

(6.0%) percent of the aggregate number of such shares of Common Stock underlying the RDO Investor Warrants that have been so exercised. Assuming all of the outstanding RDO Investor Warrants are exercised for cash, the Placement Agent shall receive warrants to purchase an aggregate of 56 shares of Common Stock, with an exercise price of $3,996.60 per share (the “RDO PA Additional Warrants”).

The foregoing is only a brief description of the material terms of the 2025 RDO Warrants. Please refer to Exhibits 4.1 and 4.2 to the Company’s Current Report on Form 8-K filed on May 22, 2025 for the forms of the RDO Investor Warrant and the RDO PA Warrant, respectively.

January 2026 Warrants

As previously disclosed in our Current Report on Form 8-K/A filed on January 12, 2026, the Company entered into securities purchase agreements with two accredited investors (the “January 2026 Investors”) on January 6, 2026, pursuant to which the Company issued $350,000 aggregate principal amount of unsecured promissory notes to such investors.

As an inducement to enter into the securities purchase agreements, the January 2026 Investors received warrants (the “January 2026 Warrants”) to purchase up to an aggregate of 667 shares of Common Stock, with an exercise price equal to $525.00 per share, subject to adjustment for reclassification of the Common Stock, non-cash dividend, stock split, reverse stock split or other similar transaction. The January 2026 Warrants are exercisable immediately upon issuance and will expire on the earlier of (i) five years from the date of issuance, (ii) the consummation of a fundamental transaction and (iii) the consummation of a liquidation event.

The foregoing is only a brief description of the material terms of the January 2026 Warrants. Please refer to Exhibit 4.2 to the Company’s Current Report on Form 8-K/A filed on January 12, 2026 for the form of the January 2026 Warrant.

Series O Preferred Stock Dividend

As previously disclosed, on March 4, 2026, the Company paid a special one time dividend of one-tenth of one share of Series O Convertible Preferred Stock, par value $0.0001 per share (the “Series O Preferred Stock”) for each shares of Common Stock outstanding, plus each share issuable upon exercise of certain warrants to purchase shares of Common Stock with dividend rights (the “Eligible Warrants”) outstanding, at the close of business on March 2, 2026 (the “Series O Preferred Stock Dividend”).

On June 25, 2026, the Company completed the conversion (the “Conversion”) of the Series O Preferred Stock. Effective as of 12:00 p.m. Eastern Time on June 25, 2026, all of the then outstanding shares of Series O Preferred Stock and all shares of Series O Preferred Stock issuable upon exercise of the Eligible Warrants automatically converted into shares of Common Stock (the “Conversion Shares”) at a conversion ratio equal to 0.214 shares of Common Stock for each share of Series O Preferred Stock.

All of the Investor Warrants constitute Eligible Warrants. Immediately upon completion of the Conversion, holders of the Investor Warrants are entitled to receive, upon exercise of the Investor Warrants, up to 49,562 shares of Common Stock, which consist of 4,052 Warrant Shares (as defined in the Investor Warrants) and 45,511 Conversion Shares.

For illustration purposes only, below is a table showing the maximum number of shares of Common Stock that may potentially be issued upon exercise of the Investor Warrants, assuming that all of the Investor Warrants are exercised for cash.

The terms of each Investor Warrant provide for limitations on exercise, such that the holder along with its affiliates may not beneficially own more than 4.99% (or 9.99%, at the election of the holder) of the shares of the

Company’s Common Stock outstanding immediately after giving effect to such exercise. The terms of the Certificate of Designation of Preferences, Rights and Limitations of Series O Convertible Preferred Stock (the “Certificate of Designation of Series O Preferred Stock”) provide that in no event may shares of Common Stock be issued to any holder of the Series O Preferred Stock to cause such holder’s beneficial ownership to exceed 19.99% of the number of shares of Common Stock outstanding on a given date (including for such purpose the shares of Common Stock issuable upon such issuance). The table below sets forth the numbers of shares of Common Stock without regard to any beneficial ownership limitations contained in the Investor Warrants or the Certificate of Designation of Series O Preferred Stock.

Number of Shares of Common Stock
Warrant Shares Issuable upon Full Exercise of the Investor Warrants	4,052
Conversion Shares that Holders of Investor Warrants are Entitled to Receive as a Result of the Series O Preferred Stock Dividend	45,511
Warrant Shares Issuable upon Full Exercise of the Bridge PA Additional Warrants*	71
Warrant Shares Issuable upon Full Exercise of the RDO PA Additional Warrants	56
Total Number of Shares of Common Stock Issuable
Total Number of Shares of Common Stock Issued Upon Full Exercise of the Investor Warrants for Cash	49,690
Percentage of Outstanding Common Stock Represented by Shares of Common Stock Issued Upon Full Exercise of the Investor Warrants for Cash (After Giving Effect to Such Exercise)*	8.7%

*	The number of the Bridge PA Additional Warrants is based on the assumption that all of the outstanding Bridge Investor Warrants are exercised for cash.
**	The number of the RDO PA Additional Warrants is based on the assumption that all of the outstanding RDO Investor Warrants are exercised for cash.
***	Calculated based on the shares of our Common Stock outstanding as of September 15, 2026, which were 520,140 shares (retroactively adjusted to give effect to the September 2026 RSS).

Stockholder Approval Requirements

Nasdaq Listing Rule 5635(d)

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

On September 15, 2026, there were 520,140 shares of our Common Stock issued and outstanding (retroactively adjusted to give effect to the September 2026 RSS). Accordingly, assuming the full exercise of the Investor Warrants for cash and the full exercise of the Bridge PA Additional Warrants and the RDO PA Additional Warrants as of such date, the issuance of the Warrant Shares along with the Conversion Shares that the holders of the Investor Warrants are entitled to receive, which are up to an aggregate of 49,690 shares of Common Stock (the “Maximum Issuable Shares”), could result in the issuance of shares of Common Stock to the holders of the Investor Warrants that represents approximately 8.7% of our Common Stock outstanding prior to such exercise.

While the Maximum Issuable Shares constitute less than 20% of our outstanding shares of Common Stock, the Repriced Exercise Price as contemplated in the Warrant Amendments is less than $4.78, the Minimum Price of the Company’s Common Stock as of September 15, 2026 (retroactively adjusted to give effect to the September 2026 RSS).

In addition, the Maximum Issuable Shares could be subject to aggregation, pursuant to Nasdaq Listing Rule 5635(d), with any other issuances of the Company’s shares of Common Stock in related and/or unrelated transactions at a price per share that is (or was) below, at or above the applicable Minimum Price occurring within six months either before or after the repricing of the Investor Warrants takes effect. In such an event, our issuance of additional shares of Common Stock would be subject to stockholder approval under Nasdaq Listing Rule 5635(d) (including rules related to the aggregation of offerings thereunder) to the extent that the Maximum Issuable Shares together with the shares issued in such prior or subsequent offerings exceeded 19.99%. Therefore, we are seeking stockholder approval, for purposes of Nasdaq Listing Rule 5635(d), for the repricing of the exercise prices of the Investor Warrants to a new exercise price equal to $1.00 per share.

Impact of Stockholder Approval

If stockholders approve this proposal, (i) the current exercise prices of the Investor Warrants will be repriced to $1.00 per share, as contemplated in the Warrant Amendments, (ii) the other provisions of the Warrant Amendments will also be effective and binding, including but not limited to, that the Investor Warrants will have a new expiration date which is the 30th day following the Stockholder Approval Date; and (iii) the issuance of the Maximum Issuable Shares would not be aggregated with any other issuances of the Company’s shares of Common Stock in related and/or unrelated transactions at a price per share that is (or was) below, at or above the applicable Minimum Price occurring within six months either before or after the repricing of the Investor Warrants takes effect to determine whether the threshold of the 20% Issuance under Rule 5635(d) is met.

If stockholders do not approve this proposal, (i) the Warrant Amendments will be null and void, and the exercise prices and expiration dates of the Investor Warrants currently in effect will remain unchanged, and (ii) the issuance of the Maximum Issuable Shares would be aggregated with any other issuances of the Company’s shares of Common Stock in related and/or unrelated transactions at a price per share that is (or was) below, at or above the applicable Minimum Price occurring within six months either before or after the repricing of the Investor Warrants takes effect to determine whether the threshold of the 20% Issuance under Rule 5635(d) is met, unless such transaction is approved by the Company’s stockholders for purposes of Rule 5635(d).

In addition, to the extent this proposal is approved and if the Investor Warrants are exercised by the holders for cash, we would receive the proceeds from such exercises. If this proposal is not approved, since the current exercise prices of the Investor Warrants are substantially higher than the prevailing market prices for our Common Stock, it is unlikely that the Investor Warrants will be exercised and we will receive any proceeds. We sought stockholder approval for this proposal at our special meeting of stockholders to be held on September 4, 2026, which special meeting was not convened due to a lack of quorum. As a result, we did not obtain such approval at such meeting.

Dilution and Potential Adverse Impact of this Proposal

If this proposal is approved, it will be more likely that the Investor Warrants will be exercised, which will result in the issuance of part or all of the Warrant Shares and Conversion Shares.

The exercise of the Investor Warrants will have a dilutive effect on our current stockholders in that the percentage ownership of the Company held by our current stockholders would decline as a result of the issuance of additional shares of our Common Stock upon exercise of the Investor Warrants. As a result, our current stockholders would own a smaller proportionate interest in the Company and therefore have less ability to influence corporate decisions requiring stockholder approval. The issuance of the Warrant Shares and Conversion Shares upon exercise of the Investor Warrants could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

Required Vote of Stockholders

To approve the repricing of the Investor Warrants with exercise prices ranging from $525.00 to $3,996.60 per share, so that each of the Investor Warrants has a new exercise price equal to $1.00 (this Proposal 2), the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock and Series Q Preferred Stock (on an as converted to Common Stock basis but subject to the 9.99% Voting Cap) entitled to vote thereon, provided a quorum is present, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws and the COI that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or by proxy to constitute a quorum at the Special Meeting.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 2 to authorize, for purposes of Nasdaq Listing Rule 5635(d), the repricing of the Investor Warrants with exercise prices ranging from $525.00 to $3,996.60 per share, so that each of the Investor Warrants has a new exercise price equal to $1.00, which Investor Warrants when exercised will also entitle such investors to receive up to 45,511 shares of Common Stock from the Series O Preferred Stock Dividend.

PROPOSAL 3 - APPROVAL OF AN AMENDMENT OF THE 2014 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 2014 STOCK INCENTIVE PLAN

At the Special Meeting, stockholders will be asked to approve an amendment of the 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis including for purposes of this calculation as if such shares authorized under the 2014 Plan were included in the denominator (and assuming conversion of all outstanding convertible securities and exercise/conversion/vesting of all issued and outstanding warrants, notes, RSUs and stock options (whether issued under or outside the 2014 Plan and the like)) as of September 30, 2026. A copy of the amended 2014 Plan is attached hereto as Annex B and is incorporated by reference into this Proxy Statement.

All share and per share amounts of the Common Stock included in this Proposal 3 have been retroactively adjusted to give effect to (i) the April 2026 RSS and (ii) the September 2026 RSS.

Background

On July 22, 2026, the Board unanimously approved the amendment of the 2014 Plan, subject to approval by the stockholders, to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026. The Board has directed that the proposal to amend the 2014 Plan be submitted to the stockholders for their approval at the Special Meeting. The Board believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our employees, notably at the senior management level, advisors, consultants, and non-employee directors the opportunity to acquire or increase their proprietary interests in us. The Board has concluded that our ability to attract, retain and motivate top quality management and employees is material to our success and would be enhanced by our continued ability to grant equity compensation under the 2014 Plan. Accordingly, the Board has determined that the number of shares available for issuance under the 2014 Plan should be increased so that we may continue our compensation structure and strategy and succession planning process.

Under the 2014 Plan, options awards and restricted stock units were outstanding for a total of 653 shares as of September 15, 2026 that have been granted to employees, directors and consultants. Thus, the total number of shares currently available for issuance under the 2014 Plan as of September 15, 2026 was 710 shares, which equaled approximately 0.14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 15, 2026. If stockholders approve this Proposal 3, the total number of shares available for future stock awards under the 2014 Plan will be 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026. Of the total number of shares allocated to the 2014 Plan, including the share increase that is the subject of this Proposal 3, the maximum aggregate number of shares that may be issued pursuant to the exercise of incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), shall not exceed 27,333 shares. Based on current forecasts and estimated stock award grant rates, if the increase is not approved, it is anticipated that the 2014 Plan could run out of available shares as soon as the third quarter of 2026.

Stockholder approval of the amendment and restatement of the 2014 Plan is being sought (i) in order for incentive stock options to meet the requirements of the Code, and (ii) in order to meet The Nasdaq Capital Market listing requirements. If the stockholders do not approve the amendment and restatement of the 2014 Plan at the Special Meeting, the amendment and restatement of the 2014 Plan will not become effective, the number of shares authorized for issuance under the 2014 Plan will not be increased.

For information with respect to grants to certain executive officers in Fiscal Year 2025 under the 2014 Plan, see page 37 of our definitive proxy statement on Schedule 14A, relating to our Annual Meeting of Stockholders adjourned on May 22, 2026 and June 2, 2026 and reconvened on June 8, 2026, filed on April 30, 2026, amended and supplemented by the supplements to the definitive proxy statement filed on May 6, 2026 and May 29, 2026, respectively (the “2026 Annual Proxy Statement”), and for information with respect to grants to our non-employee directors, see page 49 of our 2026 Annual Proxy Statement.

The material terms of the proposed amendment of the 2014 Plan are summarized below. This summary of the 2014 Plan is not intended to be a complete description of the 2014 Plan. This summary is qualified in its entirety by the actual text of the 2014 Plan to which reference is made. A copy of the 2014 Plan is attached as Annex B to this Proxy Statement.

We sought stockholder approval for this Proposal 3 at our special meeting of stockholders to be held on September 4, 2026, which special meeting was not convened due to a lack of quorum. As a result, we did not obtain such approval at such meeting.

Material Terms of the 2014 Plan

In July 2014, our Board of Directors and our stockholders adopted and approved the 2014 Plan. The 2014 Plan became effective in May 2015. The 2014 Plan provides for the grant of incentive stock options to our Eligible Employees, and for the grant of nonstatutory stock options, restricted stock, and RSUs to Eligible Employees, directors and consultants.

Authorized Shares. In 2025, we approved an increase of 20,511 shares of Common Stock for issuance pursuant to the 2014 Plan, which equaled approximately 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of July 18, 2025. Since the prior amendment of the 2014 Plan, we have unanimously approved the amendment of the 2014 Plan as described in this Proposal 3, subject to stockholder approval, to further increase the number of shares of our Common Stock authorized for issuance.

Pursuant to the 2014 Plan, on January 1 of each year, up to and including January 1, 2036, the number of shares allocated to the 2014 Plan automatically increases in an amount equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year (the “Evergreen Provision”). The Board of Directors may act prior to January 1 of any given year, at its discretion, to provide for no increase in shares or to add a lesser number of shares than provided for in the prior sentence.

If a stock award expires without having been exercised in full, or, with respect to restricted stock and RSUs, a stock award is forfeited, the shares that were subject to those stock awards will become available for future grant or sale under the 2014 Plan (unless the 2014 Plan has terminated). If unvested shares of restricted stock or RSUs are repurchased by the company or are forfeited to the company, such shares will become available for future awards under the 2014 Plan.

Plan Administration. The 2014 Plan is administered by the Compensation Committee. If we determine it is desirable to qualify transactions under the 2014 Plan as exempt under Rule 16b-3, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2014 Plan, the committee has the power to administer the 2014 Plan, including but not limited to, the power to interpret the terms of the 2014 Plan and stock awards granted under it, to create, amend and revoke rules relating to the 2014 Plan, including creating sub-plans, and to determine the terms of the awards, including the exercise price, the number of shares subject to each such award, the exercisability of the awards and the form of consideration, if any, payable upon exercise.

Options. Both incentive stock options qualifying under Section 422 of the Code and non-statutory stock options may be granted under the 2014 Plan. Of the total number of shares allocated to the 2014 Plan, the maximum aggregate number of shares that may be issued pursuant to the exercise of incentive stock options shall not exceed 27,333 shares. The exercise price of options granted under the 2014 Plan must at least be equal to the fair market value of the Common Stock on the date of grant. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. For nonstatutory stock options the exercise price must equal at least 100% of the fair market value. The committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the committee, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise the vested portion of his or her option for the period of time stated in his or her award agreement, except in the case of an employee terminated for cause (as defined in the 2014 Plan) the option will terminate upon his or her termination from service. Generally, if termination is due to death or disability, the vested portion of the option will remain exercisable for 12 months. In all other cases, the vested portion of the option generally will remain exercisable for three months following the termination of service. An option may not be exercised after expiration of its term. However, if the exercise of an option is prevented by applicable law the exercise period may be extended under certain circumstances. Subject to the provisions of the 2014 Plan, the committee determines the other terms of options.

Restricted Stock. Restricted stock awards may be granted under the 2014 Plan. Restricted stock awards are grants of shares of Common Stock that vest in accordance with terms and conditions established by the committee. The committee will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2014 Plan, will determine the terms and conditions of such awards. The committee may impose whatever conditions to vesting it determines to be appropriate (for example, the committee may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the committee provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

RSUs. Awards of RSUs may be granted under the 2014 Plan. An RSU is the right to receive a share of Common Stock at a future date. The committee determines the terms and conditions of RSUs, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the committee, in its sole discretion, may accelerate the time at which RSUs will vest.

Non-Transferability of Awards. Unless the committee provides otherwise, stock awards issued under the 2014 Plan are not transferrable other than by will or the laws of descent and distribution, and only the recipient of an award may exercise an award during his or her lifetime, although a recipient may designate a beneficiary to exercise an award after death.

Certain Adjustments. In the event of certain changes in the capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2014 Plan, the committee will adjust the number and class of shares that may be delivered under the 2014 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2014 Plan. In the event of the proposed liquidation or dissolution, the committee will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control. The 2014 Plan provides that in the event of a merger or change in control, as defined under the 2014 Plan, each outstanding award will be treated as the committee determines, including (i) the assumption, continuation or substitution of the stock awards by the successor corporation or its parent or subsidiary, (ii) the acceleration of vesting for any unvested portion of the stock awards, or (iii) the cash-out of the stock awards.

Amendment; Termination. The Board has the authority to amend, suspend or terminate the 2014 Plan provided such action does not impair the existing rights of any participant. As amended, the 2014 Plan will expire ten (10) years from the earlier of the date the Plan is most recently adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

Federal Income Tax Consequences

The following is a brief summary of the general principal United States federal income tax consequences applicable to our 2014 Plan participants and the Company, and is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences.

To the extent any awards under the 2014 Plan are subject to Section 409A of the Internal Revenue Code, the following description assumes that such awards will be designed to conform to the requirements of Section 409A of the Internal Revenue Code and the regulations promulgated thereunder (or an exception thereto). The 2014 Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code.

Stock Options. The grantee of an Incentive Stock Option under the 2014 Plan will not be required to recognize any income for federal income tax purposes at the time of award nor is the Company entitled to any deduction. The exercise of an Incentive Stock Option is also not a taxable event, although the difference between the option price and the fair market value on the date of exercise is an item of tax preference for purposes of determining the grantee’s alternative minimum tax. If stock acquired upon exercise of an Incentive Stock Option is held for two years from the date the option was granted and one year from the date the stock was transferred to the grantee (the “ISO Holding Period”), then the grantee will have a long-term capital gain or loss on the sale of such stock measured by the difference between the amount realized and the option price. If the ISO Holding Period is not met, upon disposition of such shares (a “disqualifying disposition”), the grantee will realize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, limited, however, to the gain on sale. Any additional gain would be taxable as long-term or short-term capital gain depending on the holding period. If the Incentive Stock Option is exercised by delivery of previously owned shares of capital stock in partial or full payment of the option price, no gain or loss will ordinarily be recognized by the grantee on the transfer of such previously owned shares. However, if the previously owned shares transferred were acquired through the exercise of an Incentive Stock Option, the grantee may realize ordinary income with respect to the shares used to exercise an Incentive Stock Option if such transferred shares have not been held for the ISO Holding Period. If the grantee recognizes ordinary income upon a disqualifying disposition, except as described in Limitations on Company’s Deductions, below, the Company will generally be entitled to a tax deduction in the same amount.

The grantee of a Nonstatutory Stock Option under the 2014 Plan will not be required to recognize any income for federal income tax purposes at the time of award nor is the Company then entitled to any deduction. Upon exercise of a Nonstatutory Stock Option, the grantee will realize compensation taxable as ordinary income in an amount measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option price. Except as described in Limitations on Company’s Deductions, below, the Company will generally be entitled to a deduction in the same amount and at the same time. Upon the sale of shares acquired on exercise of a Nonstatutory Stock Option, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period. If the exercise price of a Nonstatutory Stock Option is paid in whole or in part in shares of capital stock, the tax results to the grantee are (i) a tax-free exchange of previously owned shares for an equivalent number of new shares, and (ii) the realization of ordinary income in an amount equal to the fair market value on the date of exercise of any additional shares received in excess of the number exchanged.

Restricted Stock Awards. The grantee of a Restricted Stock Award under the 2014 Plan normally will not be required to recognize any income for federal income tax purposes at the time of the Award, nor is the Company entitled to any deduction, to the extent that the shares awarded have not vested. When any part of a Restricted Stock Award vests, the grantee will realize compensation taxable as ordinary income in an amount equal to the fair market value of the vested shares on the vesting date. The grantee may, however, make an election (the “Tax Election”), within thirty days following the grant of the Restricted Stock Award, to be taxed at the time of the Award based on the fair market value of the shares on that date. Except as described in Limitations on Company’s Deductions, below, the Company will generally be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of the shares awarded, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period.

RSUs. The grantee of an RSU will not be required to recognize any income for federal income tax purposes at the time of the grant of such RSU, nor is the Company entitled to any deduction at such time. When any part of an RSU is paid (in the case of cash) or delivered (in the case of shares) to the grantee, the grantee will realize compensation taxable as ordinary income in an amount equal to the cash paid or the fair market value of shares delivered to the grantee pursuant to the RSU. Except as described in Limitations on Company’s Deductions, below, the Company will be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of any shares that are delivered to the grantee pursuant to an RSU, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period.

Limitations on Company’s Deductions; Consequences of Change in Control. The Company and its subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid in the form of awards under the 2014 Plan, if, the employee is the Chief Executive Officer or Chief Financial Officer of the Company (or acts in such capacity) or is another “covered employee” as defined under the Code or was such an employee beginning in any year after 2017, if the total compensation paid to such employee exceeds $1,000,000. In addition, if a “change in control” of the Company causes awards under the 2014 Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of the Company’s deductions under Section 280G of the Internal Revenue Code.

Code Section 409A. Awards of stock options, restricted stock and RSUs under the 2014 Plan may, in certain instances, result in the deferral of compensation that is subject to the requirements of Section 409A of the Code. Generally, to the extent that these awards fail to meet certain requirements under Section 409A, the regulations issued thereunder or an exception thereto, the award recipient will be subject to immediate taxation and tax penalties in the year the award vests. It is our intent that awards under the 2014 Plan will be structured and administered in a manner that complies with the requirements of Section 409A of the Code.

New Plan Benefits

The amended and restated 2014 Plan, if approved by our stockholders, will become effective on the date of such stockholder approval. The Company has made grants previously and intends to continue to make grants under the 2014 Plan until such time as the Board determines otherwise or the 2014 Plan expires by its terms. As the amendment and restatement to the 2014 Plan is discretionary, it is not possible to determine the amounts that may be received by the participants under the 2014 Plan in the event the amendment and restatement to the 2014 Plan is approved at the Special Meeting.

Required Vote of Stockholders

To approve the amendment and restatement of the 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026 (this Proposal 3), the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special

Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of 1/3 in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 3 to approve the amendment and restatement of the 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026.

PROPOSAL 4 - APPROVAL OF THE THIRTEENTH AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO APPROVE THE GRANT OF DISCRETIONARY AUTHORITY TO OUR BOARD OF DIRECTORS TO EFFECT THE REVERSE STOCK SPLIT

At the Special Meeting, stockholders will be asked to approve the Thirteenth Amendment to our COI to effect, if approved and effected at all, a reverse stock split of our issued and outstanding Common Stock by a numerical ratio of not less than 1-for-2 and not greater than 1-for-150 (the “Reverse Stock Split”). The exact ratio of the Reverse Stock Split, if approved and effected at all, will be set within that range at the discretion of our board of directors and publicly announced by the Company on or before the one-year anniversary of the approval of Proposal 4, to provide our board of directors with the flexibility to determine the appropriate ratio and timing for the Reverse Stock Split based upon our performance and other market factors. Form of the proposed Thirteenth Amendment to the COI reflecting the Reverse Stock Split is included in Annex C to this Proxy Statement. By Proposal 4, stockholders would, subject to the limitations described below, give our board of directors the discretionary authority, but not the obligation, to effect the Reverse Stock Split and full discretion to approve the ratio at which shares of Common Stock will be reclassified, from and including, a ratio of 1-for-2 and up to and including a ratio of 1-for-150. The exact ratio, if selected by our board of directors for the Reverse Stock Split, will be publicly disclosed by the Company to the stockholders on or before the date on which the Thirteenth Amendment to the COI reflecting the applicable Reverse Stock Split is filed with the Delaware Secretary of State.

As discussed above, Section 242(d)(2) of the DGCL permits certain amendments, including a reverse stock split, to be approved by the Votes Cast Standard instead of the Majority of Outstanding Standard, if and only if (i) the shares subject to the reverse stock split are listed on a national securities exchange immediately before the amendment becomes effective and (ii) the shares meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after the amendment becomes effective.

As previously disclosed, it is not certain whether or not our Common Stock will still be listed on Nasdaq (or any other national securities exchange) at the time that our board of directors determines to file the Thirteenth Amendment to the COI to effect the Reverse Stock Split. As a result, we have determined to seek stockholder approval of Proposal 4 under both the Votes Cast Standard and the Majority of Outstanding Standard in order to provide our board of directors with the maximum flexibility to effect the Reverse Stock Split in the future.

If Proposal 4 is approved only under the Votes Cast Standard , then our board of directors will have the authority, in its sole discretion, to implement the Reverse Stock Split only if at the time of filing for the Reverse Stock Split (i) our Common Stock is listed on Nasdaq (or any other national securities exchange) immediately before the effectiveness of the Thirteenth Amendment and (ii) our Common Stock meets the listing requirements of Nasdaq (or any other national securities exchange) relating to the minimum number of holders immediately after that amendment becomes effective. In the event that our Common Stock is no longer listed on Nasdaq and the Reverse Stock Split has only been approved under the Votes Cast Standard, our board of directors would not effect the Reverse Stock Split, but could determine to seek stockholder approval of the Reverse Stock Split under the Majority of Outstanding Standard in the future.

If Proposal 4 is approved under the Majority of Outstanding Standard, our board of directors will have the authority, in its sole discretion, to determine whether to implement the Reverse Stock Split at any time within the time period described above regardless of whether our Common Stock remains listed on Nasdaq (or any other national securities exchange).

The Reverse Stock Split, if approved and effected, could result in a reverse stock split ratio of up to 1:150 for shares of our Common Stock. However, our board of directors reserves the right to elect not to proceed with the Reverse Stock Split, even if approved under the Majority of Outstanding Standard, and to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of our stockholders. No further action by the stockholders will be required for our board of directors to either implement or abandon the Reverse Stock Split. For the avoidance of doubt, except as otherwise specified herein, all share and dollar amounts set forth in this Proxy Statement are on a pre-Reverse Stock Split basis.

If our board of directors does not effect the Reverse Stock Split on or before the one-year anniversary of the approval of Proposal 4, any discretionary authority granted to our board of directors by our stockholders pursuant to Proposal 4 to file the Thirteenth Amendment to effect the Reverse Stock Split will terminate.

The Company will tabulate votes cast on the approval of Proposal 4 pursuant to the Votes Cast Standard and the Majority of Outstanding Standard. The Company will publicly announce the voting results on Proposal 4 following the completion of the Special Meeting based on the Votes Cast Standard and the Majority of Outstanding Standard and will include in such public announcement a statement as to whether or not Proposal 4 was approved under the Votes Cast Standard, the Majority of Outstanding Standard or both.

Reasons for the Reverse Stock Split

Our board of directors has authorized the resolutions to seek stockholder approval to effect the Reverse Stock Split. Our Common Stock is publicly traded and listed on Nasdaq under the symbol “JAGX.” Our board of directors believes that, in addition to increasing the price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, such as listing fees on Nasdaq or whatever exchange our Common Stock may be listed in the future, and make our Common Stock more attractive to a broader range of institutional and other investors. The combination of lower transaction costs and increased interest from institutional investors and investment funds may ultimately improve the trading liquidity of our Common Stock, irrespective of the securities exchange or quotation system in which our Common Stock is trading/quoted.

In addition, as previously announced, the Company has initiated a process to explore a range of strategic alternatives focused on maximizing stockholder value, which may include, but are not limited to mergers, reverse mergers, acquisitions, partnerships, joint ventures, licensing arrangements or other strategic transactions, and may involve biotech or non-biotech companies. The consummation of certain of the above-referenced transactions could require the Company to satisfy the Nasdaq initial listing criteria in order to remain listed on Nasdaq following the consummation of such transaction, including a minimum bid price of $4.00 per share. By increasing the bid price of our Common Stock, the Reverse Stock Split could facilitate future efforts by us to complete strategic transactions.

As such, we believe that the discretionary authority granted to our board of directors to effect the Reverse Stock Split is in the Company’s and the stockholders’ best interests.

Purpose and Rationale for the Reverse Stock Split

Improvement of the Marketability and Liquidity of Our Common Stock

We believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors. It is our understanding that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. It is also our understanding that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Conversely, we understand that low-priced stocks attract the interest of short-term traders, which may result in significant volatility due to short sellers of common stock and buy-and-hold decisions of longer investors. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common

Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. However, some investors may view the Reverse Stock Split negatively because it reduces the number of shares of Common Stock available in the public market.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split, or that the market price of our Common Stock will not decrease in the future.

Facilitation of Future Capital Raising

Our board of directors believes it is critically important for the Company to maintain its flexibility in accessing the equity capital markets.

We intend to explore different potential financing strategies to help support the growth of our business and execution of our business plan, including equity or debt financing, such as a private investment in Common Stock or preferred equity securities, convertible debt securities or other debt financing, an at-the-market offering of our Common Stock, rights offering or other public offering of equity or debt securities. The availability of additional equity or debt financing will depend on the continued execution of our long-term business plan, our ability to demonstrate a path to long-term profitable growth, as well as market conditions. There can be no assurance that such equity or debt financing will be available in amounts or on terms acceptable to us, if at all, or that we will be able to raise capital to fund our operations and to continue as a going concern.

The sale of additional equity, however, would result in significant dilution to our stockholders. Additionally, the incurrence of debt financing would result in additional debt service obligations and could provide for restrictive operating and financial covenants, security interests on our assets, and other terms that could be adverse to our current stakeholders. Nonetheless, we believe that failure to raise additional capital through equity or debt financing could have a material adverse effect on our ability to meet our short- and long-term liquidity needs and achieve our business objectives.

Certain Risks Associated with the Reverse Stock Split

In evaluating the proposed Reverse Stock Split, our board of directors also took into consideration certain risks associated with reverse stock splits generally, including the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels, and the risks described below.

There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of our Common Stock at the then market price) after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of our Common Stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.

There can be no assurance that the market price per share of our Common Stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. For example, based on the closing price of our Common Stock on September 17, 2026, of $2.75 per share, if our board of directors were to implement the Reverse Stock Split and utilize a ratio of 1-for-50, we cannot assure you that the post-split market price of our Common Stock would be $137.50 (that is, $2.75 multiplied by 50) per share or greater. The market price of our Common Stock may fluctuate and potentially decline after the Reverse Stock Split, such as the decline in the market price of our Common Stock that we experienced after our previous reverse stock splits effectuated on June 1, 2018, June 7, 2019, September 8, 2021, January 23, 2023, May 23, 2024, March 24, 2025, April 30, 2026, and September 17, 2026.

Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split when and if approved and effected may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our Common Stock may not improve.

While our board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

A decline in the market price of our Common Stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

Because the number of authorized shares of our Common Stock will not be reduced proportionately, the Reverse Stock Split will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action.

Because the number of authorized shares of our Common Stock will not be reduced proportionately, the Reverse Stock Split will increase our board of directors’ ability to issue authorized and unissued shares without further stockholder action. Without taking into account the impact of the proposed Reverse Stock Split, we already have a substantial number of authorized but unissued shares of stock, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our Common Stock. With respect to authorized but unissued and unreserved shares, we could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management. We (i) have an existing at the market offering agreement with Ladenburg Thalmann & Co. Inc. for an “at the market” equity offering program, (ii) have an existing common stock purchase agreement with C/M Capital Master Fund, LP for an equity line of credit (ELOC) offering program, and (iii) may, from time to time, exchange our existing debts for our Common Stock pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). Other than the foregoing, there are no existing plans, arrangements or understandings relating to the issuance of any of the authorized, but unissued and unreserved shares, whether available as a result of the proposed Reverse Stock Split or otherwise.

Effecting the Reverse Stock Split; Board of Directors’ Discretion to Implement Reverse Stock Split

If Proposal 4 is approved by stockholders at the Special Meeting, and if our board of directors decides that it is in the best interests of the Company and our stockholders to effect the Reverse Stock Split, our board of directors will establish an appropriate ratio for the Reverse Stock Split based on several factors existing at such time, the Company will publicly announce the ratio selected by our board of directors and we will subsequently file an amendment to the COI, in the form of the proposed Thirteenth Amendment to COI attached in Annex C. Our board of directors will consider, among other factors, prevailing market conditions, the likely effect of the Reverse Stock Split on the trading price of our Common Stock, and the marketability and liquidity of our Common Stock. Our board of directors will also determine the appropriate timing for filing the amendment to our COI with the Delaware Secretary of State to effect the Reverse Stock Split. If, for any reason, our board of directors deems it advisable, the board of directors in its sole discretion may abandon the Reverse Stock Split at any time prior to the effectiveness of the amendment to our COI, without further action by our stockholders. Assuming our board of directors determines that it is in the best interests of the Company and our stockholders to proceed with the Reverse Stock Split, the Reverse Stock Split will be effective as of the date and time set forth in the amendment to our COI that is filed with the Delaware Secretary of State (the “Effective Time”). Notwithstanding the foregoing, in the event that our Common Stock is no longer listed on Nasdaq and the Reverse Stock Split has only been approved under the Votes Cast Standard, our board of directors will not effect the Reverse Stock Split, but could determine to seek stockholder approval of the Reverse Stock Split under the Majority of Outstanding Standard in the future.

At the Effective Time, without any further action on the part of the Company or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of such Effective Time will be converted into a lesser number of shares of Common Stock based on the ratio selected by our board of directors and publicly announce by the Company. For example, if our board of directors approves a ratio of 1-for-50, a stockholder who holds 500,000 shares of Common Stock as of the Effective Time will hold 10,000 shares of Common Stock following the Reverse Stock Split.

Effect on Outstanding Shares, Options, and Certain Other Securities

If the Reverse Stock Split is approved and effected, the number of shares of our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged, except for any de minimis change resulting from the treatment of any fractional shares that such stockholder would have received as a result of the Reverse Stock Split. The number of shares of Common Stock that may be received upon conversion, exercise or exchange, as the case may be, of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be adjusted in accordance with their terms, as of the applicable Effective Time.

Effect on Registration and Stock Trading

Our Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. If the Reverse Stock Split is approved and effected, our Common Stock will receive a new CUSIP number upon the effectiveness of the Reverse Stock Split.

Mechanics of Reverse Split

If Proposal 4 is approved by the stockholders at the Special Meeting and our board of directors decides that it is in the best interests of the Company and our stockholders to effect the Reverse Stock Split, our stockholders will be notified of the ratio for the Reverse Stock Split selected by our board of directors and that the Reverse Stock Split has been approved and effected. The mechanics of the Reverse Stock Split will differ depending upon whether a stockholder holds its shares of Common Stock in brokerage accounts or “street name” or whether the shares are registered directly in a stockholder’s name and held in book-entry form or certificate form.

•

Our stockholders who hold shares of Common Stock in “street name” through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures for processing the Reverse Stock Split and stockholders holding shares in “street name” are encouraged to contact their nominees.

•

Our registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders holding registered shares of our Common Stock in book-entry form need not take any action to receive post-Reverse Stock Split shares as a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares held.

•

Some of our registered stockholders hold all their shares of Common Stock in certificate form or a combination of certificate and book-entry form. Stockholders holding shares of Common Stock in certificate form will receive a transmittal letter from the Transfer Agent as soon as practicable after the effective date of the Reverse Stock Split. The letter of transmittal will contain instructions for the surrender of stock certificates received prior to the Effective Time (the “Old Certificates”) to the Transfer Agent in exchange for new certificates representing the appropriate number of whole shares of Common Stock giving effect to the Reverse Stock Split. No new stock certificates will be issued to any stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed Letter of Transmittal, to the Transfer Agent. The stockholders will then receive, at their option, either a new certificate or certificates or book-entry shares representing the number of whole shares of Common Stock into which their pre-Reverse Stock Split shares have been converted as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to represent the number of whole shares of post-Reverse Stock Split Common Stock to which the stockholders are entitled. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Treatment of Fractional Shares

Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible, based on the Reverse Stock Split ratio approved by our board of directors, will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our Transfer Agent, upon receipt by our Transfer Agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all Old Certificate(s), in an amount per share equal to the product obtained by multiplying (a) the closing price per share of our Common Stock on the effective date for the Reverse Stock Split as reported on Nasdaq by (b) the fraction of the share owned by the stockholder, without interest. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.

Effect on Authorized but Unissued Shares of Capital Stock

Currently, we are authorized to issue up to a total of 500,000,000 shares of voting common stock, of which 7,802,102 shares were issued and outstanding as of the Record Date (or approximately 520,140 shares of voting common stock after giving effect to the 1-for-15 reverse stock split that took effect on September 17, 2026), 50,000,000 shares of non-voting common stock, of which zero shares were issued and outstanding as of the Record Date, and 4,475,074 shares of preferred stock, of which zero shares were issued and outstanding as of the Record Date. The Reverse Stock Split, if approved and effected, will not have any effect on the authorized number of shares of our Common Stock, non-voting common stock or Preferred Stock.

Accounting Consequences

The Reverse Stock Split will not affect the par value of our Common Stock per share, which will remain $0.0001 par value per share. As a result, as of the Effective Time of the Reverse Stock Split, the total of the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, our board of directors does not intend for such transaction(s) to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.

No Dissenters’ Rights

Under the DGCL, stockholders will not be entitled to dissenters’ rights with respect to the proposed amendment to our COI to effect the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.

Reservation of Right to Abandon the Amendments to our COI

Our board of directors reserves the right to abandon the proposed amendment to our COI described in Proposal 4 without further action by our stockholders at any time before the Effective Time, even if stockholders approve Proposal 4 at the Special Meeting. By voting in favor of the Reverse Stock Split, stockholders are also expressly authorizing our board of directors to determine not to proceed with, and abandon, the approved Reverse Stock Split if it should so decide.

Material U.S. Federal Income Tax Consequences of the Proposed Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to U.S. Holders (as defined below) of our Common Stock. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date of this Proxy Statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, brokers, dealers or traders in securities, commodities or currencies, stockholders who hold our Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders that have a functional currency other than the U.S. dollar, or U.S. Holders who actually or constructively own 5% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split.

Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the proposed Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.

The proposed Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon a proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of fractional shares, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock received pursuant to a proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our Common Stock exchanged therefor (excluding the amount of such basis that is allocated to any fractional shares for which the U.S. Holder receives cash). The U.S. Holder’s holding period in the shares of our Common Stock received pursuant to a proposed Reverse Stock Split should include the holding period in the shares of our Common Stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of fractional shares pursuant to a proposed Reverse Stock Split generally should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock surrendered that is allocated to such fractional shares. Such capital gain or loss generally should be long term if such pre-reverse split shares were held for more than one year. Long-term capital gains recognized by non-corporate U.S. Holders may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

A U.S. Holder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with a proposed Reverse Stock Split. A U.S. Holder of our Common Stock generally will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the proposed Reverse Stock Split.

Required Vote of Stockholders

For Proposal 4, we are seeking stockholder approval under both the Votes Cast Standard and the Majority of Outstanding Standard. Accordingly, this proposal will be deemed approved if it receives (i) the affirmative vote of a majority of the votes cast or (ii) the affirmative vote of a majority in voting power of the outstanding shares. For purposes of the Votes Cast Standard, only votes cast “for” or “against” a proposal are counted in determining the outcome of the vote. Although failure to submit a proxy or vote in person at the Special Meeting will not affect the outcome of the vote on this proposal under the Votes Cast Standard, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting. For purposes of the Majority of Outstanding Standard, abstentions and broker non-votes (if any) will have the same practical effect as a vote “against” the proposal. We believe that Proposal 4 is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 4 to approve the Thirteenth Amendment to our COI to effect, if approved and effected at all, a reverse stock split pursuant to the Thirteenth Amendment at a ratio of not less than 1-for-2 and not greater than 1-for-150. The exact ratio of the Reverse Stock Split, if approved and effected at all, will be set within that range at the discretion of our board of directors and publicly announced by the Company on or before the one-year anniversary of the approval of Proposal 4, without further approval or authorization of our stockholders.

PROPOSAL 5 - APPROVAL OF AN AMENDMENT TO THE ELOC AGREEMENT TO REDUCE THE FLOOR PRICE FROM $16.50 PER SHARE TO $[  ] PER SHARE

At the Special Meeting, stockholders will be asked to approve an amendment to that certain common stock purchase agreement, dated June 9, 2026, entered into by and between the Company and an accredited investor, C/M Capital Master Fund, LP (“C/M Capital”) (the “ELOC Agreement”), to reduce the Floor Price (as defined below) from $16.50 per share to $[  ] per share.

All share and per share amounts of the Common Stock included in this Proposal 5 have been retroactively adjusted to give effect to the September 2026 RSS, and are subject to adjustment for any stock splits, stock dividends, reclassifications and other similar recapitalization transactions following the date of this Proxy Statement.

Background and Overview

On June 9, 2026, we entered into the ELOC Agreement with C/M Capital, which provides that, upon the terms and subject to the conditions set forth therein, C/M Capital is committed to purchase up to an aggregate of $40 million of our shares of Common Stock.

Under the ELOC Agreement, we shall have the right, from time to time and subject to the satisfaction of certain conditions as set forth therein, to direct C/M Capital to purchase shares of Common Stock through a Fixed Purchase, a VWAP Purchase or an Additional VWAP Purchase, as defined in the ELOC Agreement; provided, however, that no Fixed Purchase or VWAP Purchase may be carried out on any business day where the closing sale price of the Common Stock is lower than the Floor Price:

(i) Fixed Purchase: on the Commencement Date (as defined in the ELOC Agreement) and from time to time thereafter, subject to the satisfaction of certain conditions and on any business day selected by us where the closing sale price of the Common Stock is equal to or greater than $16.50 per share, as adjusted for any reorganization, recapitalization, stock split, reverse stock split, or other similar transactions that occur on or after the date of the ELOC Agreement (the “Floor Price”), we shall have the right, but not the obligation, to direct C/M Capital to purchase a Fixed Purchase Share Amount (as defined in the ELOC Agreement), not to exceed the applicable Fixed Purchase Maximum Amount (as defined in the ELOC Agreement), at the applicable Fixed Purchase Price (as defined in the ELOC Agreement) therefor on the applicable Fixed Purchase Date in accordance with the ELOC Agreement (each such purchase a “Fixed Purchase”); provided, however, that C/M Capital’s committed obligation under any single Fixed Purchase shall not exceed $1,500,000 (provided that all shares of common stock in respect of all prior Fixed Purchases, VWAP Purchases and Additional VWAP Purchases shall have been delivered to C/M Capital via Deposit/Withdrawal at Custodian (“DWAC”));

(ii) VWAP Purchase: on the Commencement Date and from time to time thereafter, and on any business day selected by us where the closing sale price of the Common Stock is equal to or greater than the Floor Price, subject to the satisfaction of certain conditions, in addition to the Fixed Purchase, we shall also have the right, but not the obligation, to direct C/M Capital to purchase the applicable VWAP Purchase Share Amount (as defined in the ELOC Agreement), not to exceed the applicable VWAP Purchase Maximum Amount (as defined in the ELOC Agreement), at the applicable VWAP Purchase Price (as defined in the ELOC Agreement) therefor on the applicable VWAP Purchase Date in accordance with the ELOC Agreement (each such purchase, a “VWAP Purchase”); provided, however, that C/M Capital’s aggregate committed obligation under a VWAP Purchase and all Additional VWAP Purchases shall not exceed $4,500,000 in the aggregate for such VWAP Purchase and all such Additional VWAP Purchases on such VWAP Purchase Date, collectively;

(iii) Additional VWAP Purchase: on the Commencement Date and from time to time thereafter, subject to the satisfaction of certain conditions, in addition to the Fixed Purchase and VWAP Purchase, we shall also have the right, but not the obligation, to direct C/M Capital to purchase the applicable Additional VWAP Purchase

Share Amount (as defined in the ELOC Agreement), not to exceed the applicable Additional VWAP Purchase Maximum Amount (as defined in the ELOC Agreement), at the applicable Additional VWAP Purchase Price (as defined in the ELOC Agreement) therefor on the applicable Additional VWAP Purchase Date in accordance with the ELOC Agreement (each such purchase, an “Additional VWAP Purchase”); provided, however, that C/M Capital’s aggregate committed obligation under a VWAP Purchase and all Additional VWAP Purchases on the applicable Additional VWAP Purchase Date, which Additional VWAP Purchase Date shall be the same trading day as the applicable VWAP Purchase Date for such VWAP Purchase, shall not exceed $4,500,000 in the aggregate for such VWAP Purchase and all such Additional VWAP Purchases, collectively.

The foregoing description of the ELOC Agreement is not complete and is qualified in its entirety by reference to the Common Stock Purchase Agreement, a copy of which is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 11, 2026.

Prior Stockholder Approval

In our definitive proxy statement on Schedule 14A, relating to our Annual Meeting of Stockholders adjourned on May 22, 2026 and June 2, 2026 and reconvened on June 8, 2026 (the “2026 Annual Meeting”), filed on April 30, 2026, amended and supplemented by the supplements to the definitive proxy statement filed on May 6, 2026 and May 29, 2026, respectively (the “2026 Annual Proxy Statement”), we submitted a proposal, as proposal 3 in the 2026 Annual Proxy Statement, for the stockholders to approve, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance and sale of shares of Common Stock, if we so choose, to C/M Capital in excess of 19.99% of our outstanding shares of Common Stock as of the date we enter into the ELOC Agreement (the “ELOC Proposal”). We described the material terms of the ELOC Agreement, including, among others, the Floor Price, in the ELOC Proposal. This ELOC Proposal, along with the other proposals contained in the 2026 Annual Proxy Statement, was approved by the stockholders at the 2026 Annual Meeting.

Reasons for Seeking Stockholder Approval

The Floor Price is intended to protect stockholders from the potential dilutive effects of sales under the ELOC Agreement by limiting the price at which shares may be sold and thereby limiting the downward price pressure that the ELOC Agreement could exert on the price of our Common Stock in unfavorable trading conditions. The current Floor Price was fixed at a reasonable discount to the trading price of our Common Stock at the time the ELOC Agreement was originally entered. We believe the Floor Price is most effective at limiting downward movements in our Common Stock when it cannot be waived or modified without stockholder approval. Accordingly, we are asking our stockholders to approve an amendment to the ELOC Agreement to lower the Floor Price from $16.50 to $[  ].

Our board of directors has determined that it is in the best interests of the Company to be able to sell shares under the ELOC Agreement below the current Floor Price. As of September 17, 2026, the closing price of our Common Stock was $2.75, or approximately 83.3% lower than the current Floor Price. Further, our stock price has in the past been, and may in the future be, volatile, and there can be no assurance that it will not further decrease. Our board of directors believes that the Company would benefit from having the flexibility to continue using the ELOC Agreement as a source of capital even in circumstances where the share price may be below the current Floor Price.

Impact of Stockholder Approval

If stockholders approve this proposal, the current Floor Price under the ELOC Agreement will be reduced to $[  ]. We shall have the right, from time to time, subject to the satisfaction of certain conditions as set forth in the ELOC Agreement and on any business day selected by us where the closing sale price of the Common Stock is equal to or greater than $[  ] per share, to direct C/M Capital to purchase shares of Common Stock through a Fixed Purchase or a VWAP Purchase.

If stockholders do not approve this proposal, the Floor Price under the ELOC Agreement will remain at $16.50. Since the current Floor Price is substantially higher than the prevailing market prices for our Common Stock, it is unlikely that we can satisfy the conditions set forth in the ELOC Agreement to direct C/M Capital to purchase shares of Common Stock, and therefore it is unlikely we can utilize the ELOC Agreement to sell shares to raise capital.

In addition, if this Proposal 5 is approved, there is no assurance that we will sell shares under the ELOC Agreement even if the closing sale price of our Common Stock on any business day is equal to or greater than the Floor Price.

Dilution and Potential Adverse Impact of this Proposal

If this proposal is approved, it will be more likely that on any business day the closing sale price of the Common Stock is equal to or greater than $[  ] per share and, assuming the satisfaction of the other conditions set forth in the ELOC Agreement, we will have the right to issue and sell shares to C/M Capital under the ELOC Agreement.

The shares that we could issue to C/M Capital will result in dilution to existing common stockholders and may result in a decline in our stock price or greater price volatility. Because the number of shares of Common Stock that may be issued to C/M Capital pursuant to the ELOC Agreement is determined based on the price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current common stockholders.

Required Vote of Stockholders

To approve an amendment to the ELOC Agreement to reduce the Floor Price from $16.50 per share to $[  ] per share (this Proposal 5), the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock and Series Q Preferred Stock (on an as converted to Common Stock basis but subject to the 9.99% Voting Cap) entitled to vote thereon, provided a quorum is present, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of 1/3 in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 5 to approve an amendment to the ELOC Agreement to reduce the Floor Price from $16.50 per share to $[  ] per share.

PROPOSAL 6 - APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK ISSUABLE UPON FULL EXERCISE OF THE WARRANTS ISSUED TO MR. MAILMAN AND HIS AFFILIATES

At the Special Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d) (“Rule 5635(b)” and “Rule 5635(d),” respectively), the issuance of shares of Common Stock to Joshua Mailman (“Mr. Mailman”) and his Affiliates (as defined hereunder) issuable upon full exercise of certain common warrants and pre-funded warrants to purchase our Common Stock issued to Mr. Mailman and his Affiliates (collectively, the “Mailman Warrants”).

All share and per share amounts of the Common Stock included in this Proposal 6 have been retroactively adjusted to give effect to (i) the April 2026 RSS and (ii) the September 2026 RSS, and are subject to adjustment for any stock splits, stock dividends, reclassifications and other similar recapitalization transactions following the date of this Proxy Statement.

Background and Overview

The Mailman Warrants were issued by the Company in the following transactions in 2025 and 2026:

Bridge Financing Warrants

As previously disclosed in our Current Reports on Form 8-K filed on March 26, 2025 and April 4, 2025, the Company entered into securities purchase agreements with selected accredited investors (the “Bridge Investors”) on March 26, 2025, pursuant to which the Company issued approximately $3.4 million aggregate principal amount of convertible promissory notes (the “Original Notes”) to the Bridge Investors in a private placement (the “Bridge Financing”) which closed on March 31, 2025.

As an inducement to enter into the aforementioned securities purchase agreement, the Bridge Investors received warrants (the “Bridge Investor Warrants”) to purchase up to an aggregate of 1,099 shares of Common Stock with an exercise price equal to $2,840.25 per share for the Bridge Investors who were not an officer, director, employee or consultant of the Company (collectively, an “Insider”), and $2,850.75 per share for the Bridge Investors who were Insiders, in each case subject to adjustment for reclassification of the Common Stock, non-cash dividend, stock split, reverse stock split or other similar transaction. The warrants are exercisable immediately upon issuance and will expire on the earlier of (i) five years from the date of issuance, (ii) the consummation of a fundamental transaction and (iii) the consummation of a liquidation event (both as defined in such warrants).

The foregoing is only a brief description of the material terms of the Bridge Investor Warrants. Please refer to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on March 26, 2025 for the form of the Bridge Investor Warrant.

Mr. Mailman and two of his affiliates – the EJM 2012 Trust (the “EJM 2012 Trust”), of which Monica Winsor (“Ms. Winsor,” and together with the EJM 2012 Trust and the Mailman Foundation, the “Affiliates”), Mr. Mailman’s spouse, is the sole trustee, and the Joshua Mailman Foundation, a Delaware corporation (the “Mailman Foundation”), of which Mr. Mailman is the president – were among the non-Insider Bridge Investors and received Bridge Investor Warrants. As of the date of this Proxy Statement:

•	Up to an aggregate of 29 shares of Common Stock were issuable upon full exercise of the Bridge Investor Warrant held by Mr. Mailman;

•	Up to an aggregate of 29 shares of Common Stock were issuable upon full exercise of the Bridge Investor Warrant held by the EJM 2012 Trust; and

•	Up to an aggregate of 29 shares of Common Stock were issuable upon full exercise of the Bridge Investor Warrant held by the Mailman Foundation.

The terms of the Bridge Investor Warrants held by Mr. Mailman, the EJM 2012 Trust and the Mailman Foundation provide that the Company shall not effect any exercise of the warrant, and the warrant holder shall not have the right to exercise any portion of such warrant, to the extent that after giving effect to such issuance after exercise, the warrant holder (together with the holder’s Attribution Parties (as defined in the Bridge Extension Warrants)), would beneficially own in excess of the beneficial ownership limitation which is 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this warrant (the “Beneficial Ownership Cap of the Bridge Investor Warrants”).

Bridge Extension Warrants

As previously disclosed in our Current Report on Form 8-K filed on June 24, 2025, the Company entered into note exchange and warrant purchase agreements with certain of the Bridge Investors, including some Insiders (the “Bridge Extension Investors”), pursuant to which the Company agreed, among others, to issue and sell (a) approximately $2.57 million aggregate principal amount of new 6% convertible promissory notes (the “Replacement Notes”), in exchange for the cancellation of the Original Notes held by the Bridge Extension Investors, and (b) warrants to purchase shares of Common Stock (the “Bridge Extension Warrants”) to such investors, in a private placement closed on June 24, 2025 (the “Bridge Extension”).

The Bridge Extension Investors received the Bridge Extension Warrants to purchase up to an aggregate of 1,768 shares of Common Stock with an exercise price equal to $1,417.50 per share, subject to adjustment for reclassification of the Common Stock, non-cash dividend, stock split, reverse stock split or other similar transaction. The Bridge Extension Warrants are exercisable immediately upon the Initial Exercise Date (as define therein) and will expire on the earlier of (i) 18 months from the date of issuance, (ii) the consummation of a fundamental transaction and (iii) the consummation of a liquidation event.

The foregoing is only a brief description of the material terms of the Bridge Extension Warrants. Please refer to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on June 24, 2025 for the form of the Bridge Extension Warrant.

Mr. Mailman and two of his affiliates – the EJM 2012 Trust and the Mailman Foundation – were among the non-Insider Bridge Extension Investors and received Bridge Extension Warrants. As of the date of this Proxy Statement:

•	Up to an aggregate of 59 shares of Common Stock were issuable upon full exercise of the Bridge Extension Warrant held by Mr. Mailman;

•	Up to an aggregate of 59 shares of Common Stock were issuable upon full exercise of the Bridge Extension Warrant held by the EJM 2012 Trust; and

•	Up to an aggregate of 59 shares of Common Stock were issuable upon full exercise of the Bridge Extension Warrant held by the Mailman Foundation.

The terms of the Bridge Extension Warrants held by Mr. Mailman, the EJM 2012 Trust and the Mailman Foundation provide that the Company shall not effect any exercise of the warrant, and the warrant holder shall not have the right to exercise any portion of such warrant, to the extent that after giving effect to such issuance after exercise, the warrant holder (together with the holder’s Attribution Parties (as defined in the Bridge Extension Warrants)), would beneficially own in excess of the beneficial ownership limitation which is 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this warrant (the “Beneficial Ownership Cap of the Bridge Extension Warrants”).

January 2026 Warrants

As previously disclosed in our Current Report on Form 8-K/A filed on January 12, 2026, the Company entered into securities purchase agreements with two accredited investors (the “January 2026 Investors”) on

January 6, 2026, who were Mr. Mailman and Ms. Winsor, pursuant to which agreements the Company issued $350,000 aggregate principal amount of unsecured promissory notes to Mr. Mailman and Ms. Winsor.

As an inducement to enter into the securities purchase agreements, Mr. Mailman and Ms. Winsor received warrants (the “January 2026 Warrants”) to purchase up to an aggregate of 667 shares of Common Stock, with an exercise price equal to $525.00 per share, subject to adjustment for reclassification of the Common Stock, non-cash dividend, stock split, reverse stock split or other similar transaction. The January 2026 Warrants are exercisable immediately upon issuance and will expire on the earlier of (i) five years from the date of issuance, (ii) the consummation of a fundamental transaction and (iii) the consummation of a liquidation event.

The terms of the January 2026 Warrants provide that the Company shall not effect any exercise of a January 2026 Warrant, and the warrant holder shall not have the right to exercise any portion of such warrant, to the extent that after giving effect to such issuance after exercise, the warrant holder (together with the holder’s Attribution Parties (as defined in the January 2026 Warrants)), would beneficially own in excess of the beneficial ownership limitation which is 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this warrant (the “Beneficial Ownership Cap of the January 2026 Warrants”).

The foregoing is only a brief description of the material terms of the January 2026 Warrants. Please refer to Exhibit 4.2 to the Company’s Current Report on Form 8-K/A filed on January 12, 2026 for the form of the January 2026 Warrant.

As of the date of this Proxy Statement:

•	Up to an aggregate of 476 shares of Common Stock were issuable upon full exercise of the January 2026 Warrant held by Mr. Mailman; and

•	Up to an aggregate of 190 shares of Common Stock were issuable upon full exercise of the January 2026 Warrant held by Ms. Winsor.

Series O Preferred Stock Dividend

As previously disclosed, on March 4, 2026, the Company paid a special one time dividend of one-tenth of one share of Series O Convertible Preferred Stock, par value $0.0001 per share (the “Series O Preferred Stock”) for each shares of Common Stock outstanding, plus each share issuable upon exercise of certain warrants to purchase shares of Common Stock with dividend rights (the “Eligible Warrants”) outstanding, at the close of business on March 2, 2026 (the “Series O Preferred Stock Dividend”).

On June 25, 2026, the Company completed the conversion (the “Conversion”) of the Series O Preferred Stock. Effective as of 12:00 p.m. Eastern Time on June 25, 2026, all of the then outstanding shares of Series O Preferred Stock and all shares of Series O Preferred Stock issuable upon exercise of the Eligible Warrants automatically converted into shares of Common Stock (the “Conversion Shares”) at a conversion ratio equal to 3.209 shares of Common Stock for each share of Series O Preferred Stock.

All of the above-described Bridge Investor Warrants, Bridge Extension Warrants and January 2026 Warrants held by Mr. Mailman, the EJM 2012 Trust, the Mailman Foundation, and Ms. Winsor, respectively, are Eligible Warrants. Immediately upon completion of the Conversion, Mr. Mailman and his Affiliates are entitled to receive, upon exercise of the above-described warrants, up to 10,472 Conversion Shares.

The terms of the Certificate of Designation of Series O Preferred Stock provide that in no event may Conversion Shares be issued to any holder of the Series O Preferred Stock that would cause such holder, together with its affiliates, to beneficially own shares of Common Stock in excess of 19.99% immediately after giving effect to the issuance of the Conversion Shares (the “Beneficial Ownership Cap of the Conversion Shares”).

The foregoing is only a brief description of the material terms of the Certificate of Designation of Series O Preferred Stock. Please refer to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on March 3, 2026 for a copy of the Certificate of Designation of Series O Preferred Stock.

September 2026 Pre-Funded Warrant

As previously disclosed in our Current Report on Form 8-K filed on September 15, 2026, the Company entered into a securities purchase agreement with Mr. Mailman, who was a minority shareholder of Napo Therapeutics S.p.A. (“Napo Therapeutics”), an Italian company limited by shares and majority-owned subsidiary of Napo Pharmaceuticals, Inc. (“Napo Pharmaceuticals”), a Delaware corporation and wholly-owned subsidiary of the Company, pursuant to which the Company issued and sold to Mr. Mailman 35,667 shares of Common Stock and a pre-funded warrant (the “September 2026 Pre-Funded Warrant”) to purchase 138,483 shares of Common Stock, to acquire all of the shares of Napo Therapeutics held by Mr. Mailman.

The aggregate exercise price of the September 2026 Pre-Funded Warrant, except for a nominal exercise price of $0.0015 per warrant share, was pre-funded to the Company and, consequently, no additional consideration (other than the nominal exercise price of $0.0015 per warrant share) shall be required to be paid by the warrant holder to exercise the September 2026 Pre-Funded Warrant. The September 2026 Pre-Funded Warrant is exercisable immediately upon issuance and will not expire until it is exercised in full.

The terms of the September 2026 Pre-Funded Warrant provide that the Company shall not effect any exercise of this warrant, and the warrant holder shall not have the right to exercise any portion of this warrant, to the extent that after giving effect to such issuance after exercise, the warrant holder (together with the holder’s Attribution Parties (as defined in the September 2026 Pre-Funded Warrant)), would beneficially own in excess of the beneficial ownership limitation which is 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this warrant. The warrant holder, upon notice to the Company, may increase or decrease the beneficial ownership limitation, provided that the beneficial ownership limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this warrant held by the holder (the “Beneficial Ownership Cap of the September 2026 Pre-Funded Warrant”).

The foregoing is only a brief description of the material terms of the September 2026 Pre-Funded Warrant. Please refer to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on September 15, 2026 for the form of the September 2026 Pre-Funded Warrant.

Stockholder Approval Requirements

Nasdaq Listing Rule 5635(b)

Pursuant to Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law, our organizational documents or any other purpose.

On September 15, 2026, there were approximately 520,140 shares of our Common Stock issued and outstanding (retroactively adjusted to give effect to the September 2026 RSS), of which approximately 49,943 were held by Mr. Mailman and his Affiliates. Assuming full exercise of the Mailman Warrants as of such date, the issuance of an aggregate of 149,888 (consisting of 139,415 warrant shares and 10,472 Conversion Shares)

would represent approximately 22.4% of our outstanding Common Stock (after giving effect to such full issuance), and would result in Mr. Mailman and his Affiliates collectively holding approximately 27.8% of our outstanding Common Stock (after giving effect to such full issuance) which would be the largest ownership position.

Nasdaq Listing Rule 5635(d)

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is also required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

On September 15, 2026, there were approximately 520,140 shares of our Common Stock issued and outstanding (retroactively adjusted to give effect to the September 2026 RSS). Accordingly, assuming the full exercise of the Mailman Warrants as of such date, the issuance of the warrant shares along with the Conversion Shares that Mr. Mailman and his Affiliates are entitled to receive, which would be up to an aggregate of 149,888 shares of Common Stock, could result in the issuance of shares of Common Stock to Mr. Mailman and his Affiliates that represents approximately 28.8% of our Common Stock outstanding prior to such exercise.

In addition, the Repriced Exercise Price as contemplated in the Warrant Amendments and described under Proposal 3, which would be applicable to the Bridge Financing Warrants, the Bridge Extension Warrants and the January 2026 Warrants held by Mr. Mailman and his Affiliates in the event that Proposal 3 is approved at the Special Meeting, is less than $4.78, the Minimum Price of the Company’s Common Stock as of September 15, 2026 (retroactively adjusted to give effect to the September 2026 RSS).

Therefore, we are seeking stockholder approval, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), for the issuance of shares of Common Stock to Mr. Mailman and his Affiliates issuable upon full exercise of the Mailman Warrants.

Impact of Stockholder Approval

If stockholders do not approve this proposal, shares of our Common Stock may not be issued upon exercise of the Mailman Warrants, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), to the extent resulting in (i) Mr. Mailman and his Affiliates acquiring 20% or more of our outstanding Common Stock which would be the largest ownership position, and (ii) a 20% Issuance at a price that is less than the Minimum Price.

If stockholders approve this proposal, the Company may issue shares of Common Stock upon exercise of the Mailman Warrants, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), to the extent resulting in (i) Mr. Mailman and his Affiliates acquiring 20% or more of our outstanding Common Stock which would be the largest ownership position, and (ii) a 20% Issuance at a price that is less than the Minimum Price; provided, however, that the Company shall enter into amendments to the relevant warrants with Mr. Mailman or an Affiliate, as applicable, to remove the Beneficial Ownership Cap of the Bridge Investor Warrants, the Beneficial Ownership Cap of the Bridge Extension Warrants, the Beneficial Ownership Cap of the January 2026 Warrants, and the Beneficial Ownership Cap of the September 2026 Pre-Funded Warrant, respectively, prior to such exercise.

Dilution and Potential Adverse Impact of this Proposal

The exercise of the Mailman Warrants will have a dilutive effect on our current stockholders in that the percentage ownership of the Company held by our current stockholders would decline as a result of the issuance of additional shares of our Common Stock upon exercise of the Mailman Warrants. As a result, our current stockholders would own a smaller proportionate interest in the Company and therefore have less ability to influence corporate decisions requiring stockholder approval. The issuance of shares of our Common Stock upon exercise of the Mailman Warrants could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

On September 15, 2026, there were approximately 520,140 shares of our Common Stock issued and outstanding (retroactively adjusted to give effect to the September 2026 RSS), of which approximately 49,943 were held by Mr. Mailman and his Affiliates. Assuming full exercise of the Mailman Warrants as of such date, the issuance of an aggregate of 149,888 (consisting of 139,415 warrant shares and 10,472 Conversion Shares) would represent approximately 22.4% of our outstanding Common Stock (after giving effect to such full issuance), and would result in Mr. Mailman and his Affiliates collectively holding approximately 27.8% of our outstanding Common Stock (after giving effect to such full issuance) which would be the largest ownership position.

Required Vote of Stockholders

To approve the issuance of shares of Common Stock, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), to Mr. Mailman and his Affiliates issuable upon full exercise of the Mailman Warrants (this Proposal 6), the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock and Series Q Preferred Stock (on an as converted to Common Stock basis but subject to the 9.99% Voting Cap) entitled to vote thereon, provided a quorum is present. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under our Bylaws and COI that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting. Pursuant to Nasdaq Rules, the shares of Common Stock held by Mr. Mailman and his Affiliates as of the Record Date that were originally issued in the transactions described under “Background and Overview” will not be eligible to vote for Proposal 6.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 6 to authorize the issuance, pursuant to Nasdaq Listing Rules 5635(b) and 5635(d), to Mr. Mailman and his Affiliates issuable upon full exercise of the Mailman Warrants.

PROPOSAL 7 - APPROVAL TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, by approval of either the chairperson of the Special Meeting or the holders of a majority in voting power of the outstanding shares of our Common Stock and Series Q Preferred Stock (on an as converted to Common Stock basis but subject to the 9.99% Voting Cap), present in person or represented by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. We are soliciting proxies to approve one or more adjournments of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1, 2, 3, 4, 5 and 6. The chairperson will have the discretion to decide whether or not to submit this Proposal 7 to the stockholders.

Required Vote of Stockholders

To approve the adjournment of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1, 2, 3, 4, 5 and 6 (this Proposal 7), the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock and Series Q Preferred Stock (on an as converted to Common Stock basis but subject to the 9.99% Voting Cap) entitled to vote thereon, provided a quorum is present, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws and the COI that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or by proxy to constitute a quorum at the Special Meeting. We believe that Proposal 7 is a routine matter, so if you fail to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares, such broker, nominee, fiduciary or other custodian, as applicable, may vote your shares in its/their discretion.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 6 to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of Proposals 1, 2, 3, 4, 5 and 6.

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

In accordance with SEC Rule 14a-8, in order for stockholder proposals intended to be presented at the 2027 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement for such meeting, they must be received by us at our executive offices in San Francisco, California, before January 4, 2027. The board of directors has not determined the date of the 2027 Annual Meeting of the Company’s Stockholders, but does not currently anticipate that the date will be changed by more than 30 calendar days from the date of the 2027 Annual Meeting of Stockholders.

Stockholder proposals (including recommendations of nominees for election to the board of directors) intended to be presented at the 2027 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, must be received in writing at our principal executive office no earlier than January 22, 2027 and no later than February 22, 2027, in accordance with our bylaws. If the date of the 2027 Annual Meeting of Stockholders is scheduled for a date more than 30 days before or more than 60 days after May 22, 2027, then such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2027 Annual Meeting or the 10th day following the day on which public disclosure of the date of the 2027 Annual Meeting of Stockholders is first made, as set forth in our bylaws.

AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

Copies of our Annual Report (exclusive of exhibits and documents incorporated by reference) may be obtained for free by directing written requests to: Jaguar Health, Inc., Attention: Jonathan S. Wolin, 200 Pine Street, Suite 400, San Francisco, CA 94104 (415.371.8300 phone). Copies of exhibits and basic documents filed with the Annual Report or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report over the Internet at the SEC’s website, www.sec.gov, or at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.

LIST OF THE COMPANY’S STOCKHOLDERS

A list of our stockholders as of September 15, 2026, the Record Date, will be available for inspection at our corporate headquarters during normal business hours during the 10-day period prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Special Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1.

If your shares are registered in your own name, please contact our transfer agent by writing to them at Equiniti Trust Company, LLC, 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660 (Attn: Jaguar Health, Inc. Representative), calling 1-800-937-5449, or emailing helpast@equiniti.com.

2.	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

By Order of the Board of Directors.

Lisa A. Conte
Chief Executive Officer & President

San Francisco, California

[   ], 2026

ANNEX A

AMENDMENT TO

COMMON STOCK PURCHASE WARRANTS

This AMENDMENT TO COMMON STOCK PURCHASE WARRANTS (this “Amendment”) is entered into as of     , 2026, by and between Jaguar Health, Inc., a Delaware corporation (the “Company”), and [    ] (the “Holder”). All share and per share amounts of the Common Stock (as defined hereunder) in this Amendment have been retroactively adjusted to give effect to (i) the 1-for-35 reverse stock split of the Company’s issued and outstanding shares of Common Stock that took effect on April 30, 2026 (the “April 2026 RSS”) and (ii) the 1-for-15 reverse stock split of the Company’s issued and outstanding shares of Common Stock that took effect on September 17, 2026 (the “September 2026 RSS”).

WHEREAS, the Holder is the holder of the common stock purchase warrants listed under Exhibit A to this Amendment, previously issued by the Company, each to acquire up to such number of shares (the “Warrant Shares”) of voting common stock of the Company, par value $0.001 per share (the “Common Stock”), as indicated under Exhibit A (collectively, the “Amended Warrants”);

WHEREAS, pursuant to Section 12 of each of the Amended Warrants, the terms of the Amended Warrants may be amended or waived with the written consent of the Company, on the one hand, and the Holder, on the other hand;

WHEREAS, the Company and the Holder desire to amend the Amended Warrants as set forth in this Amendment;

WHEREAS, pursuant to Nasdaq Listing Rule 5635(d), the amendment to the exercise price of the Amended Warrants, as contemplated in Section 1 hereunder, may not take effect unless and until it is approved by the stockholders of the Company; and

WHEREAS, the Company agrees to hold a special meeting of its stockholders (the “Stockholder Meeting”) to, inter alia, approve the amendments to the Amended Warrants as set forth in this Amendment (the “Stockholder Approval”).

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Holder hereby agree as follows:

1. Amendment to “Exercise Price”. If the Company’s stockholders approve the terms of this Amendment at the Stockholder Meeting (such date of approval, the “Stockholder Approval Date”), the second and third sentences of the second paragraph of the preamble of each of the Amended Warrants shall hereby be amended and restated in its entirety as follows:

“For purposes of this Warrant, the term “Exercise Price” with respect to the Warrant Shares issued hereunder shall, subject to adjustment under Section 2 below, be $1.00, and the term ‘Exercise Period’ shall mean the period commencing on the Issuance Date and ending on the Expiration Date (as defined in Section 6 below).”

2. Amendment to “Cashless Exercise”. If the Company’s stockholders approve the terms of this Amendment at the Stockholder Meeting:

(a) the first paragraph of Section 1(b) of each of the Amended Warrants shall hereby be amended and restated in its entirety as follows:

“(b) Cashless Exercise. This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:”

1

Only for purposes of further clarity, the following is a redlined comparison of the first paragraph of Section 1(b) of each of the Amended Warrants before and after the amendment:

“(b) Cashless Exercise. ~~Solely in the event that if at any time after ninety (90) calendar days following the Execution Date of the Purchase Agreement there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the Warrant Shares, then this~~ This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:”

(b) the last paragraph of Section 1(b) of each of the Amended Warrants shall hereby be amended and restated in its entirety as follows:

“Notwithstanding anything herein to the contrary, on the Expiration Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 1(b).”

Only for purposes of further clarity, the following is a redlined comparison of the last paragraph of Section 1(b) of each of the Amended Warrants before and after the amendment:

“Notwithstanding anything herein to the contrary, on the ~~Termination Date~~ Expiration Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 1(b).”

The form of the Notice of Exercise is attached hereto as Annex I.

3. Amendment to “Expiration Date” Defined Term. If the Company’s stockholders approve the terms of this Amendment at the Stockholder Meeting, Section 6 of each of the Amended Warrants shall hereby be amended and restated in its entirety as follows:

“6. EXPIRATION OF WARRANT. This Warrant shall expire and shall no longer be exercisable on the 30th calendar day following the Stockholder Approval Date (as defined in that certain Amendment to Common Stock Purchase Warrants, dated as of     , 2026, by and between the Company and the Holder) (the “Expiration Date”).”

4. No Further Amendment. Except as amended by this Amendment, the Amended Warrants remain unaltered and shall remain in full force and effect.

5. Conditions to Effectiveness of this Amendment. This Amendment shall be effective upon the Company obtaining the approval of the amendments to the Amended Warrants set forth herein by the Company’s stockholders at the Stockholder Meeting. In the event that the Company’s stockholders shall not approve the amendments to the Amended Warrants as set forth in this Amendment at the Stockholder Meeting, this Amendment shall be null and void.

6. Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Signatures delivered by facsimile, electronic mail (including as a PDF file) or other transmission method shall be deemed to be original signatures, shall be valid and binding, and, upon delivery, shall constitute due execution of this Amendment.

[Signature page follows]

2

IN WITNESS WHEREOF, each of the Company and the Holder has caused this Amendment to be executed by its officer thereunto duly authorized as of the date first above indicated.

COMPANY

JAGUAR HEALTH, INC.

By:
Name:
Title:

HOLDER

[NAME]

By:
Name:
Title:

[Signature Page to Amendment to Common Stock Purchase Warrant]

EXHIBIT A

SUMMARY OF THE AMENDED WARRANTS

Exhibit A to Amendment to Common Stock Purchase Warrant

ANNEX I

NOTICE OF EXERCISE

TO:	JAGUAR HEALTH, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

Annex I to Amendment to Common Stock Purchase Warrant

ANNEX B

JAGUAR HEALTH, INC.

2014 STOCK INCENTIVE PLAN

AS AMENDED AND RESTATED EFFECTIVE JULY 22, 2026

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Plan was originally established effective as of May 12, 2015, was amended and restated effective October 1, 2019, further amended effective May 15, 2020 and amended and restated effective May 14, 2023, further amended and restated effective June 21, 2024 and July 11, 2025.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Board; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is most recently adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “1933 Act” means the Securities Act of 1933, as amended.

(b) “1934 Act” means the Securities Exchange Act of 1934, as amended.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Company’s common stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan,

(d) “Award” means an Option, Restricted Stock, or Restricted Stock Units granted under the Plan.

(e) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(f) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(g) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h) “Change of Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company. For purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered an additional Change of Control; or

(ii) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or for purposes of this subsection (ii), once any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered an additional Change of Control; or

(iii) A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” shall mean assets of the Company having a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change of control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change of Control if its primary purpose is to: (1) change the state of the Company’s incorporation, or (2) create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means the committee appointed by the Board (pursuant to Section 3 to administer the Plan.

(k) “Company” means Jaguar Health, Inc., a Delaware corporation, or any successor corporation thereto.

(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on a Form S-8 Registration Statement under the Securities Act.

(m) “Director” means a member of the Board.

(n) “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code. In the case of Awards other than Incentive Stock Options, the Committee, in its discretion, may determine that a different definition of Disability shall apply in accordance with standards adopted by the Committee from time to time.

(o) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(p) “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

(q) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A of the Code.

(r) “Grant Date” means, with respect to an Award, the date on which the Committee makes the determination granting such Award, or such later date as is determined by the Committee at the time it approves the grant. The Grant Date of an Award shall not be earlier than the date the Award is approved by the Committee.

(s) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(t) “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(u) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(v) “Nonemployee Director” means a Director who is not an employee of the Company or any Affiliate.

(w) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

(x) “Officer” means any person designated by the Board as an officer of the Company.

(y) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(z) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(aa) “Participant” means any eligible person who has been granted one or more Awards.

(bb) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(cc) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies,

(dd) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee in its discretion to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award shall provide for a targeted level or levels of achievement using one or more of the following measures: (a) cash flow, (b) earnings per share, (c) gross revenue, (d) market share, (e) return on capital, (f) total shareholder return, or (g) operating profits.

(ee) “Performance Period” means the time period during which the Performance Goals or continued status as an Employee, Director, or Consultant must be met as determined by the Committee at is sole discretion

(ff) “Plan” means the Jaguar Animal Health, Inc. 2014 Stock Incentive Plan, as amended.

(gg) “Restricted Stock Award” means an Award of a Restricted Stock granted pursuant to Section 7.

(hh) “Restricted Stock Unit Award” means an Award of a right to receive Stock on a future date granted pursuant to Section 8.

(ii) “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

(jj) “Section 16 Person” means an individual, who, with respect to the shares of Stock, is subject to Section 16 of the 1934 Act and the rules and regulations promulgated thereunder.

(kk) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Board, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Board, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. Except as otherwise provided by the Board, in its discretion, the Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(ll) “Stock” means a share of common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(mm) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(nn) “Ten Percent Stockholder” means a person who, at the time an Award is granted to such person, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

(oo) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors are “non-employee directors” under Rule 16b-3 and “independent directors” under the rules of any securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.

3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees, Consultants, and Directors shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or for the purpose of satisfying Applicable Laws, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules. Notwithstanding the preceding, the Committee shall not implement an Exchange Program without the approval of the holders of a majority of the shares that are present in person or by proxy and entitled to vote at any Annual or Special Meeting of Stockholders of the Company.

3.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company, except that the Committee may not delegate all or any part of its authority under the Plan with respect to Awards granted to any individual who is a Section 16 Person. To the extent of any delegation by the Committee, references to the Committee in this Plan and any Award Agreement shall be deemed also to include reference to the applicable delegate(s).

3.4 Decisions Binding. All interpretations, determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

4. SHARES SUBJECT TO PLAN.

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, and the provisions in this Section 4.1 regarding the annual increase, the aggregate number of shares of Stock that may be issued pursuant to Awards shall not exceed 14% of the issued and outstanding shares of Common Stock on a fully diluted basis including for purposes of this calculation as if such shares authorized under the 2014 Plan were included in the denominator (and assuming conversion of all outstanding convertible securities and exercise/conversion/vesting of all issued and outstanding warrants, notes, RSUs and stock options (whether issued under or outside the 2014 Plan and the like)) as of September 30, 2026 (the “Share Reserve”). In addition, the Share Reserve will automatically increase on January 1st of each year, for a period up to and including January 1, 2036, beginning on January 1st of the year following the year in which the Plan became effective in an amount equal to 5% of the total number of shares of Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to this Section 4.1.

4.2 Lapsed Awards. If an Award expires without having been exercised in full, or, with respect to Restricted Stock and Restricted Stock Units is forfeited to the Company, the shares which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested shares of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company, such shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an Award and/or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance under the Plan.

4.3 Adjustments in Awards and Authorized Shares. In the event that any dividend (other than regular, ongoing dividends) or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares such that an adjustment is determined by the Committee

(in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number and class of stock. Notwithstanding the preceding, the number of shares subject to any Award always shall be a whole number.

5. ELIGIBILITY.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Board. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

6. STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 [Reserved]

6.2 Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.3 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.4 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration - Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s Stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months or such other period, if any, required by the Company (and were not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

6.5 Certain Additional Provisions for Incentive Stock Options.

(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to Section 4 and adjustment as provided in Subsection 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 27,333 shares (the “ISO Share Limit”). The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4, subject to adjustment as provided in Subsection 4.3.

(b) Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

(c) Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant’s Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and/or (b) the Award Agreement or the Committee permits later exercise (in which case the Option instead may be deemed to be a Nonqualified Stock Option). No Incentive Stock Option may be exercised more than one (1) year after the Participant’s Termination of Service on account of Disability, unless (a) the Participant dies during such one-year period, and/or (b) the Award Agreement or the Committee permit later exercise (in which case the option instead may be deemed to be a Nonqualified Stock Option).

(d) Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

6.6 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless a longer exercise period is provided by the Board, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Subsection”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Subsection 6.6(a) is prevented by the provisions of Section 12 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Subsection 6.6(a), but in any event no later than the Option Expiration Date.

6.7 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the 1933 Act.

7. RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements in such form as the Board shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 [Reserved]

7.2 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted upon such conditions as the Board shall determine, including, without limitation, upon the attainment of one or more performance goals.

7.3 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Award shall be established by the Board in its discretion. Except as may be required by applicable law or established by the Board, no monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Award.

7.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price (if any) for the number of shares of Stock being purchased pursuant to any Restricted Stock Award shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

7.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, as shall be established by the Board and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Change of Control or as provided in Subsection 7.7. The Board, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

7.6 Voting Rights; Dividends and Distributions. Except as provided in this Section 7.6, Subsection 7.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Subsection 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

7.7 Effect of Termination of Service. Unless otherwise provided by the Board in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) if the Participant did not pay any consideration for any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service, such shares shall be forfeited. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

7.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

8. RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements in such form as the Board shall from time to time establish. Award Agreements evidencing Restricted Stock Unit Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 [Reserved]

8.2 Types of Restricted Stock Unit Awards Authorized. Restricted Stock Unit Awards may be granted upon such conditions as the Board shall determine, including, without limitation, upon the attainment of one or more performance goals.

8.3 Number of Securities. Each Award Agreement will specify the number of Awarded Securities and will provide for the adjustment of such number in accordance with Subsection 4.3 of the Plan.

8.4 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Unit Award shall be established by the Board in its discretion. Except as may be required by applicable law or established by the Board, no monetary payment (other than applicable tax withholding) shall be required as a condition of receiving a Restricted Stock Unit Award.

8.5 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price (if any) for the number of shares of Stock being purchased pursuant to any Restricted Stock Unit Award shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.6 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Unit Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, as shall be established by the Board and set forth in the Award Agreement evidencing such Award. The Board, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Unit Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy.

8.7 Settlement of Restricted Units.

(a) Procedure; Rights as a Shareholder. Any Restricted Stock Unit Award granted hereunder will be settled according to the terms of the Plan and at such times and under such conditions as determined by the Board and set forth in the Award Agreement. Until the Restricted Stock Unit Awards are settled and the shares of Stock are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote, if applicable, or receive dividends or any other rights as a shareholder will exist with respect to the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Securities are delivered, except as provided in Subsection 4.3 of the Plan or the applicable Award Agreement.

(b) Nontransferability of Restricted Stock Unit Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

8.8 Cessation of Services. Each Award Agreement will specify the consequences of a Participant’s ceasing to be a Service Provider prior to the settlement of a Restricted Stock Unit Award.

9. PERFORMANCE-BASED AWARDS

9.1 General. If the Committee, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation”, the provisions of this Section 9 will control over any contrary provision in the Plan.

9.2 Performance Goals. The granting and/or vesting of Awards and other incentives under the Plan may, in the discretion of the Committee, be made subject to the achievement of one or more Performance Goals.

9.3. Procedures. The Committee will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) determine the Performance Period, (iii) establish the Performance Goals and amounts that may be earned for the Performance Period, and (iv) determine any other terms and conditions applicable to the Award(s).

9.4 [Reserved]

9.5 Determination of Amounts Earned. Following the completion of each Performance Period, the Committee will certify whether the applicable Performance Goals have been achieved for such Performance Period. A Participant will be eligible to receive payment pursuant to an Award intended to qualify as “performance-based compensation” for a Performance Period only if the Performance Goals for such period are achieved. The Committee will have the right to (a) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period, (b) determine what actual Award, if any, will be paid in the event of a termination of employment as the result of a Participant’s death or disability or upon a Change of Control or in the event of a termination of employment following a Change of Control prior to the end of the Performance Period, and (c) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Participant’s death or Disability prior to a Change of Control and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Participant remained employed through the end of the Performance Period.

10. CHANGE IN CONTROL.

10.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A of the Code, if applicable, the Board may provide for any one or more of the following:

(a) Accelerated Vesting. The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and/or vesting in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.

(b) Assumption, Continuation or Substitution of Awards. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock. For purposes of this Section, if so determined by the Board, in its discretion, an Award or any portion thereof shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to such portion of the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Award for each share of Stock to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement.

(c) Cash-Out of Outstanding Awards. The Board may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or portion thereof outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

11. TAX WITHHOLDING.

11.1 Withholding Requirements. Prior to the delivery of any shares or cash pursuant to an Award (or exercise thereof), or at such earlier time as the Tax Obligations are due, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Tax Obligations.

11.2 Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Participant may satisfy such Tax Obligations. As determined by the Committee in its discretion from time to time, these methods may include one or more of the following: (a) paying cash, (b) electing to have the Company withhold otherwise cash or shares having a Fair Market Value equal to the amount required to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value equal to the minimum amount required to be withheld or remitted, provided the delivery of such shares will not result in any adverse accounting consequences as the Committee determines in its sole discretion, (d) selling a sufficient number of shares otherwise deliverable to the Participant through such means as the Committee may determine in its sole discretion (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld, (e) retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the Tax Obligations, or (f) any other means which the Committee, in its sole discretion, determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan. The amount of Tax Obligations will be deemed to include any amount that the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.

12. COMPLIANCE WITH SECURITIES LAW.

12.1 Section 16 Persons. With respect to Section 16 Persons, transactions under this Plan are intended to qualify for the exemption provided by Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee.

12.2 Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required.

12.3 Inability to Obtain Authority. The Company will not be required to issue any Shares, cash or other property under the Plan unless all the following conditions are satisfied: (a) the admission of the shares or other property to listing on all stock exchanges on which such class of stock or property then is listed; (b) the completion of any registration or other qualification or rule compliance of the shares under any U.S. state or federal law or under the rulings or regulations of the Securities and Exchange Commission, the stock exchange on which shares of the same class are then listed, or any other governmental regulatory body, as counsel to the Company, in its absolute discretion, deems necessary or advisable; (c) the obtaining of any approval or other clearance from any U.S. federal, state or other governmental agency, which counsel to the Company, in its absolute discretion, determines to be necessary or advisable; and (d) the lapse of such reasonable period of time following the Grant Date, vesting and/or exercise as the Company may establish from time to time for reasons of administrative convenience. If the Committee determines, in its absolute discretion, that one or more of the preceding conditions will not be satisfied, the Company automatically will be relieved of any liability with respect to the failure to issue the shares, cash or other property as to which such requisite authority will not have been obtained.

13. AMENDMENT OR TERMINATION OF PLAN.

The Board may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Subsection 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Board may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code.

14. MISCELLANEOUS PROVISIONS.

14.1 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

14.2 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

14.3 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

14.4 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued.

14.5 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

14.6 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

14.7 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards shall be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing such benefits.

14.8 Section 409A of the Code. Notwithstanding other provisions of the Plan or any Award Agreements hereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Board or, if delegated by the Board to the Committee, by the Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award Agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, including as a result of the fact that the Participant is a “specified employee” under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. The Company shall use commercially reasonable efforts to implement the provisions of this Subsection 14.8 in good faith; provided that neither the Company, the Board nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Subsection 14.8.

14.9 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

14.10 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

14.11 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

14.12 Stockholder Approval. The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Subsection 4 (the “Authorized Shares”) shall be approved by a majority of the outstanding securities of the Company entitled to vote by the later of (a) a period beginning twelve (12) months before and ending twelve (12) months after the date of adoption thereof by the Board. Awards granted prior to security holder approval of the Plan or in excess of the Authorized Shares previously approved by the security holders shall become exercisable no earlier than the date of security holder approval of the Plan or such increase in the Authorized Shares, as the case may be, and such Awards shall be rescinded if such security holder approval is not received in the manner described in the preceding sentence.

ANNEX C

CERTIFICATE OF THIRTEENTH AMENDMENT TO THE

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

JAGUAR HEALTH, INC.

Jaguar Health, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:

1. The name of the Corporation is Jaguar Health, Inc. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) was June 6, 2013, under the name Jaguar Animal Health, Inc.

2. This Certificate of Thirteenth Amendment to the Third Amended and Restated Certificate of Incorporation was duly authorized and adopted by the Corporation’s Board of Directors and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware and amends the provisions of the Company’s Third Amended and Restated Certificate of Incorporation.

3. The amendment to the existing Third Amended and Restated Certificate of Incorporation being effected hereby is as follows:

a. Add the following paragraph at the end of Section IV.A. as a new Section IV.A.14:

“11. Ninth Reverse Stock Split. Upon this Amendment to the Third Restated Certificate becoming effective pursuant to the DGCL (the “Thirteenth Amendment Effective Time”), each two (2) to one hundred fifty (150) shares of Common Stock issued and outstanding immediately prior to the Thirteenth Amendment Effective Time shall automatically be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, the exact ratio within the foregoing range to be determined by the Board of Directors prior to the Thirteenth Amendment Effective Time and publicly announced by the Corporation, without any further action by the Corporation or the holder thereof (the “Ninth Reverse Stock Split”). No fractional shares shall be issued in connection with the Ninth Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the Nasdaq Capital Market as of the date of the Thirteenth Amendment Effective Time, by (b) the fraction of one share owned by the stockholder. Each certificate that immediately prior to the Thirteenth Amendment Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

4. This Certificate of Thirteenth Amendment to the Third Amended and Restated Certificate of Incorporation shall be effective at 12:01 a.m., Eastern Time, on [   ], 202[ ].

****

1

IN WITNESS WHEREOF, Jaguar Health, Inc. has caused this Certificate of Thirteenth Amendment to the Third Amended and Restated Certificate of Incorporation to be signed by [    ], its [    ], this [●] day of [●], 202[●].

JAGUAR HEALTH, INC.
A Delaware corporation

By:
Name:
Title:

2

EVERY VOTE IS IMPORTANT C/O Proxy Tabulator PO Box 43131 Providence, RI 02940-3131 SCAN The QR code or visit www.proxy-direct.com to vote your shares AUTOMATED PHONE 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, sign and date your Proxy Card and return it in the enclosed Business Reply Envelope DO NOT TEAR JAGUAR HEALTH, INC. PROXY CARD PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 23, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF JAGUAR HEALTH, INC. Lisa Conte and Carol Lizak, or any of them, each with full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of JAGUAR HEALTH, INC. to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Friday, October 23, 2026, at 8:00 a.m. Eastern Time (5:00 a.m. local time), or at any adjournment(s) or postponement(s) thereof. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposals 1, 2, 3, 4, 5, 6 and 7. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 JAG_35385_091826 PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS VOTING “FOR” PROPOSALS 1, 2, 3, 4, 5, 6 AND 7. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals: 1. Approving, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Common Stock issuable upon exchange of shares of the Company’s Series Q Preferred Stock issued to certain accredited investors. 2. Approving, for purposes of Rule 5635(d), the repricing of certain warrants issued to investors to purchase an aggregate of up to 4,052 shares of Common Stock with exercise prices ranging from $525.00 to $3,996.60 per share (the “Investor Warrants”), so that each of the Investor Warrants has a new exercise price equal to $1.00 per share, which Investor Warrants when exercised will also entitle such investors to receive up to 45,511 shares of Common Stock from the Series O Preferred Stock Dividend. 3. Approving an amendment and restatement of the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan to 14% of the issued and outstanding shares of Common Stock on a fully diluted basis as of September 30, 2026. 4. Approving the Thirteenth Amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “COI”), to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock at a ratio not less than 1-for-2 and not greater than 1-for-150, the exact ratio to be set within that range at the discretion of the Company’s Board and publicly announced by the Company on or before the one-year anniversary of the approval of this proposal. 5. Approving an amendment to that certain common stock purchase agreement, dated June 9, 2026, by and between the Company and C/M Capital, to reduce the Floor Price (as defined therein) from $16.50 per share to $[ ] per share. 6. Approving, for purposes of Rules 5635(b) and 5635(d), the issuance of shares of Common Stock to Joshua Mailman and his Affiliates issuable upon full exercise of certain common warrants and pre-funded warrants to purchase Common Stock issued to Mr. Mailman and his Affiliates. 7. Approving one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve proposals 1, 2, 3, 4, 5 and 6. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 23, 2026 The proxy materials are available at: https://jaguarhealth.gcs-web.com/financial-information/annual-reports B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx JAG 35385 xxxxxxxx / /